UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-10041

JNL Investors Series Trust
(Exact name of registrant as specified in charter)

1 Corporate Way, Lansing, Michigan			48951
(Address of principal executive offices)			(Zip code)

225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606
(Mailing address)

Steven J. Fredricks Jackson National Asset Management, LLC 225 West Wacker Drive, Suite 1200 Chicago, Illinois 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 338-5800

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1.  Report to Shareholders.

Annual report

December 31, 2016

• JNL® Investors Series Trust

JNL Investors Series Trust Market Summary (Unaudited)

Major Indices Returns for the Year Ended December 31, 2016

Domestic Equity		Developed International Equity
S&P 500 Index	11.96%	MSCI All Country World ex-U.S. Index	4.50%
Russell 1000 Index	12.05	MSCI EAFE Index	1.00
Russell 2000 Index	21.31
Russell 3000 Index	12.74	Emerging Markets
		MSCI Emerging Markets Index	11.19%
Fixed Income
Bloomberg Barclays Global Aggregate Bond Index	2.09%	Alternative Assets
Bloomberg Barclays U.S. Aggregate Bond Index	2.65	Bloomberg Commodity Index	11.77%
Bloomberg Barclays U.S. Corporate High Yield Bond Index	17.13	FTSE EPRA/NAREIT Developed Index	4.99

		Alternative Strategy
		Wilshire Liquid Alternative Index	2.29%

Domestic Equity: It was the year of sudden reversals as exogenous shocks hit the U.S. equity market throughout 2016. The year began on a sour note with a sharp decline in risk assets owing to a free-fall in oil prices, an unexpected devaluation of the Chinese Yuan, and weakening global growth. This caused the U.S. Federal Reserve (“Fed”) to back away from its promise of four rate increases for the year, thus soothing market concerns. After a double-digit drop, U.S. equities rebounded with oil prices to recoup their losses by the end of the first quarter. This recovery was then jarred by the “Brexit” vote in the U.K. to exit the European Union, sending stocks plummeting again for several days towards the end of June. The market overcame this as well to recover once more before settling into a sluggish and flat summer of complacency before fear of a Fed rate hike roiled markets after Labor Day. Finally, the unexpected election of Donald Trump in November filled the U.S. equity market with confidence, fueling a major rally through the end of the year. Notable themes in 2016 included the return of lower correlations between sectors and stocks, mainly seen in the stunning returns of small-cap stocks, as measured by the Russell 2000 Index and value-oriented stocks significantly outperforming growth. Energy rebounded strongly from a rough start to the year to become the market leader, with financials running second almost entirely from its more than 20% post-election surge. Health care was the weakest equity sector, as the only area to post negative returns.

Fixed Income: U.S. bonds flourished for much of the year, at first as an area of perceived safety amid the brutal equity sell-off to begin the year and then alongside equities into the second quarter as Treasury yields marched towards new lows amid negative interest rates in Europe and Japan. Fears of a Fed rate hike in September caused the bond market to take a breather, especially in Treasuries and interest-rate sensitive long bonds, after Labor Day. That slowdown turned into a full blown correction after the election, rattled by the prospect of “reflation” under Trump that could lead to greater government debt and higher interest rates. Core and government bonds corrected sharply, with yields on 10-Year Treasuries rising more than 0.50% within a matter of weeks with the Bloomberg Barclays U.S. Aggregate Bond Index declining -2.98% during the fourth quarter. Core bonds still finished the year in positive territory, but well off their highs. High yield was the standout area of the fixed income market, finishing the year strongly after a poor January and February. Foreign bonds, especially emerging markets debt, again significantly underperformed in the face of the continued strength of the U.S. Dollar that reduced the value of locally priced debt securities.

Developed International Equity: International stocks generally declined more, rebounded less, and were generally weak overall in 2016 compared to their U.S. counterparts. Highlighted by the Brexit vote, developed markets struggled to overcome concerns about the rise of populist political movements amid lackluster economic growth and diminishing returns from central bank policy. A move to negative interest rates during the summer in Europe and Japan more or less backfired as it did little to stimulate growth and actually caused many people to save more and spend less. Although value oriented stocks benefitted from a rebound in financials during the fourth quarter, the broader MSCI EAFE Index gained only 1.00% for the year, absent the U.S’s post-election bounce.

Emerging Markets: Emerging market equities experienced the same choppy ride as U.S. equities in 2016, only more so, but still managed to post double-digit gains. Stocks sold off sharply to begin the year, rattled by the Chinese Yuan devaluation and free-fall in commodity prices, but bottomed earlier and rebounded more quickly and strongly than the U.S. as fears about the Chinese economy diminished. A mid-year rebound in Brazil after the impeachment of Dilma Rousseff and a recovering energy sector boosted returns further until a strong U.S. Dollar fueled by rising interest rates after the presidential election cut into performance, with emerging markets finishing the year on a sour note.

Alternative Assets: Alternative assets began 2016 with a bang, but went out with a whimper. Gold, infrastructure and real estate were all up sharply amid the equity market selloff to start the year, but rising interest rates and a strong U.S. Dollar during the fourth quarter caused all three areas to lose ground during the fourth quarter. Still, returns for the year were positive and strong overall. A mid-year stabilization in commodity prices helped that sector yield decent returns in 2016 as well.

Alternative Strategy: It was a relatively modest year for alternative investment strategies with the Wilshire Liquid Alternative Index returning 2.29%. Relative value and equity hedged strategies performed well relative to the broader index, while global macro was the laggard—dragged down by a poor second half of the year from managed futures strategies.

JNL/PPM America Low Duration Bond Fund PPM America, Inc. (Unaudited)

The graph shows the change in value of an assumed $10,000 investment in the Fund’s shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund’s benchmark(s) performance for the same period.

JNL/PPM America Low Duration Bond Fund

Composition as of December 31, 2016:
Non-U.S. Government Agency ABS	29.3%
Financials	28.9
Government Securities	10.2
Real Estate	4.4
Consumer Staples	3.2
Health Care	3.0
Industrials	2.3
Telecommunication Services	2.1
U.S. Government Agency MBS	2.1
Energy	1.7
Consumer Discretionary	1.5
Information Technology	1.4
Utilities	1.0
Materials	1.0
Short Term Investments	7.9
Total Investments	100.0%

Average Annual Total Returns
1 Year	1.62%
Since Inception	1.04
(Inception date September 16, 2013)

For the year ended December 31, 2016, JNL/PPM America Low Duration Bond Fund outperformed its benchmark by posting a return of 1.62% compared to 1.28% for the Bloomberg Barclays 1-3 Year U.S. Government/Credit Index. The investment results were positively impacted primarily by security selection within corporate bonds and an underweight to U.S. Treasuries. Within corporate bonds, the Fund’s security selection within the banking sector contributed most to relative performance. The Fund’s cash position detracted from relative performance. The Fund uses futures to manage duration.

Positioning among sectors and credit quality was stable throughout the year. At the beginning of the year, the Fund held approximately 53% in corporate bonds, 23% in asset backed securities (“ABS”), and 6% in Treasuries, this allocation migrated to 53%, 31% and 8% by year end. Similarly, the Fund’s average credit quality was high and upper medium investment grade quality during the year. The Fund’s top five segments representing 55% of total assets: banking 19%, consumer ABS 18%, government 9%, commercial ABS 4% and consumer goods 5%.

Global central banks’ activities have contributed to a benign volatility environment; however, with the U.S. Federal Reserve looking to enter a rate hiking cycle, and with uncertain fiscal policy coming through 2017, should volatility pick back up, the principal preservation qualities of investment grade (“IG”) credit relative to higher risk investments will likely be valuable to investors’ funds and the low duration nature of this Fund could potentially act as mitigation in a rising rate environment. Growth shocks to the upside and U.S. Federal Reserve tightening remain potential headwinds across IG, while high yield stands to weather these factors better. In the coming months, we will continue to emphasize capital preservation while leveraging our credit intensive process to uncover tactical credit specific investment opportunities.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL Investors Series Trust

Schedules of Investments (in thousands)

December 31, 2016

	Shares/Par†	Value
JNL/PPM America Low Duration Bond Fund
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 30.9%
AEP Texas Central Transition Funding III LLC
Series 2012-A1-1, 0.88%, 12/01/17	158	$158
American Express Credit Account Master Trust
Series 2014-A-3, 1.49%, 09/15/17	1,000	1,002
Series 2012-B-4, 1.25%, 10/16/17 (a)	450	450
Series 2014-A-4, 1.43%, 11/15/17	2,000	2,003
Series 2014-B-1, 1.20%, 05/15/19 (a)	361	359
American Express Issuance Trust II
Series 2013-A-1, 0.98%, 03/15/18 (a)	5,000	5,007
Series 2013-B-1, 1.15%, 03/15/18 (a)	5,465	5,466
AmeriCredit Automobile Receivables Trust
Series 2015-B-3, 2.08%, 09/08/18	273	274
Series 2013-B-3, 1.58%, 09/10/18	16	16
Series 2013-B-4, 1.66%, 09/10/18	147	147
Series 2012-C-5, 1.69%, 11/08/18	111	111
Series 2013-C-2, 1.79%, 03/08/19	1,354	1,355
Series 2015-A2A-4, 1.26%, 04/08/19	310	310
Series 2016-A2A-1, 1.52%, 06/10/19	1,207	1,208
Series 2013-C-3, 2.38%, 06/10/19	219	220
Series 2014-B-2, 1.60%, 07/08/19	720	721
Series 2014-B-1, 1.68%, 07/08/19	1,298	1,300
Series 2013-D-4, 3.31%, 10/08/19	500	509
Series 2016-A2A-4, 1.34%, 04/08/20	1,933	1,932
Series 2014-C-3, REMIC, 2.58%, 08/08/18	460	465
Ascentium Equipment Receivables LLC
Series 2015-A2-2A, 1.57%, 12/11/17 (b)	1,124	1,125
Series 2015-A3-2A, 1.93%, 03/11/19 (b)	159	160
Series 2015-B-1A, 2.26%, 06/10/21 (b)	283	285
Ascentium Equipment Receivables Trust
Series 2016-A2-2A, 1.46%, 10/10/18 (b)	1,215	1,212
Series 2016-A3-2A, 1.65%, 11/11/19 (b)	937	928
Series 2016-A2-1A, REMIC, 1.75%, 11/13/18 (b)	729	731
Series 2016-A3-1A, REMIC, 1.92%, 12/10/19 (b)	357	357
Aventura Mall Trust
Series 2013-A-AVM, REMIC, 3.74%, 12/05/20 (a) (b)	2,337	2,453
Banc of America Commercial Mortgage Trust
Series 2007-A4-5, REMIC, 5.49%, 10/10/17	2,407	2,448
Bank of the West Auto Trust
Series 2015-A2A-1, 0.87%, 04/16/18 (b)	285	285
Bank of The West Auto Trust
Series 2015-A3-1, 1.31%, 10/15/19 (b)	478	478
BBCMS Trust
Series 2013-A2-TYSN, REMIC, 3.76%, 09/05/20 (b)	536	561
Bear Stearns Commercial Mortgage Securities Trust
Series 2007-A4-T28, REMIC, 5.74%, 09/11/17 (a)	327	333
Series 2007-A4-PW17, REMIC, 5.69%, 06/11/50 (a)	2,295	2,334
California Republic Auto Receivables Trust
Series 2015-A3-3, 1.62%, 05/15/18	3,000	3,005
Series 2014-A4-2, 1.57%, 08/15/18	2,764	2,767
Series 2014-A4-3, 1.79%, 10/15/18	1,458	1,464
Series 2016-A3-1, 1.89%, 10/15/18	3,000	3,014
Capital One Multi-Asset Execution Trust
Series 2004-B3-B3, 1.43%, 03/15/19 (a)	937	939
Series 2014-A4-A4, 1.06%, 08/15/19 (a)	943	945
CarMax Auto Owner Trust
Series 2013-B-3, 1.91%, 03/15/19	705	708
Series 2014-A3-3, 1.16%, 06/17/19	1,047	1,047
Series 2016-A3-2, 1.52%, 10/15/19	2,382	2,371
CenterPoint Energy Transition Bond Co. II LLC
Series 2005-A4-A, 5.17%, 08/01/19	559	563
CenterPoint Energy Transition Bond Co. III LLC
Series 2008-A1-A, 4.19%, 02/01/17	1	1
CenterPoint Energy Transition Bond Co. IV LLC
Series 2012-A1-1, 0.90%, 04/15/17	1,254	1,253
Chase Issuance Trust
Series 2007-B1-B1, 0.95%, 02/15/17 (a)	7,627	7,625
Series 2007-C1-C1, 1.16%, 02/15/17 (a)	5,263	5,263
	Shares/Par†	Value
Chrysler Capital Auto Receivables Trust
Series 2015-A3-BA, 1.91%, 08/15/18 (b)	2,364	2,373
Series 2015-A3-AA, 1.22%, 07/15/19 (b)	2,095	2,095
Series 2016-A3-BA, 1.64%, 07/15/21 (c) (d)	2,309	2,290
Series 2014-A4-BA, REMIC, 1.76%, 05/15/18 (b)	834	837
CIT Equipment Collateral
Series 2014-A3-VT1, 1.50%, 03/20/18 (b)	753	754
Citibank Credit Card Issuance Trust
Series 2007-A8-A8, 5.65%, 09/20/17	2,100	2,165
Series 2008-A1-A1, 5.35%, 02/07/18	1,350	1,408
Citigroup Commercial Mortgage Trust
Series 2014-A1-GC23, REMIC, 1.39%, 06/10/19	2,679	2,671
Series 2014-AAB-GC19, REMIC, 3.55%, 11/10/23	1,000	1,038
CNH Equipment Trust
Series 2013-A4-A, 1.01%, 02/15/17	3,480	3,479
Series 2014-A4-A, 1.50%, 05/15/20	325	325
Series 2015-A2B-C, REMIC, 1.17%, 12/17/18 (a)	1,120	1,121
COLT Mortgage Loan Trust
Series 2016-A1-2, REMIC, 2.75%, 09/25/46 (a) (b)	783	787
Series 2016-A1-3, REMIC, 2.80%, 12/26/46 (a) (b)	1,781	1,782
COMM Mortgage Trust
Series 2013-A1-CR12, REMIC, 1.30%, 09/10/18	2,891	2,884
Commercial Mortgage Trust
Series 2014-A1-CR21, REMIC, 1.49%, 08/10/19	463	462
Series 2014-ASB-CR18, REMIC, 3.45%, 05/15/23	1,165	1,212
Series 2014-ASB-LC15, REMIC, 3.53%, 07/10/23	517	539
Series 2014-ASB-CR16, REMIC, 3.65%, 11/10/23	1,849	1,936
Credit Suisse First Boston Mortgage Securities Corp.
Series 2004-D-C2, REMIC, 5.57%, 05/15/36 (a) (b)	93	94
Dell Equipment Finance Trust
Series 2015-A2B-2, 1.65%, 12/22/17 (a) (b)	1,568	1,570
Series 2016-B-1, 2.03%, 01/22/19 (b)	508	507
Series 2015-A3-1, 1.30%, 03/23/20 (b)	3,112	3,113
Series 2015-B-1, 1.81%, 03/23/20 (b)	581	582
Series 2015-C-1, 2.42%, 03/23/20 (b)	315	317
Series 2015-C-2, 2.75%, 09/22/20 (b)	224	225
First Investors Auto Owner Trust
Series 2014-B-3A, 2.39%, 07/16/18 (b)	880	882
Series 2016-A1-2A, 1.53%, 10/15/18 (b)	1,982	1,979
Series 2016-A1-1A, 1.92%, 05/15/20 (b)	1,278	1,281
Ford Credit Auto Owner Trust
Series 2013-B-B, 1.11%, 05/15/17	500	500
Series 2013-C-B, 1.32%, 05/15/17	440	440
Series 2014-B-B, 1.72%, 04/15/18	1,000	1,002
Series 2014-C-B, 1.95%, 04/15/18	1,549	1,557
Series 2013-B-D, 1.54%, 03/15/19	2,500	2,501
Series 2014-B-A, 1.71%, 05/15/19	415	416
Series 2014-C-A, 1.90%, 09/15/19	185	186
Series 2014-B-C, 1.97%, 04/15/20	553	556
Series 2015-B-A, 2.03%, 08/15/20	480	482
Series 2015-C-A, 2.20%, 11/15/20	3,000	3,022
Ford Credit Floorplan Master Owner Trust
Series 2014-A1-1, 1.20%, 02/15/17	3,111	3,111
Series 2014-B-1, 1.40%, 02/15/17	2,810	2,810
Series 2014-B-4, 1.65%, 08/15/17	2,300	2,302
Series 2015-A1-1, 1.42%, 01/15/18	2,879	2,876
GM Financial Automobile Leasing Trust
Series 2016-A2A-3, 1.35%, 07/20/18	2,769	2,767
Series 2016-A3-3, 1.61%, 03/20/19	5,000	4,984
Series 2016-A3-2, 1.62%, 09/20/19	2,164	2,162
GMF Floorplan Owner Revolving Trust
Series 2015-A2-1, 1.20%, 05/15/18 (a) (b)	6,350	6,354
GreatAmerica Leasing Receivables Funding LLC
Series 2014-A3-1, 0.89%, 01/15/17 (b)	157	157
Series 2016-A2-1, 1.57%, 11/20/17 (b)	3,748	3,750
Series 2014-A4-1, 1.47%, 01/15/18 (b)	1,185	1,185
Series 2015-A3-1, 1.54%, 07/20/18 (b)	5,675	5,683
Series 2015-A4-1, 2.02%, 06/21/21 (b)	620	622

See accompanying Notes to Financial Statements.

JNL Investors Series Trust

Schedules of Investments (in thousands)

December 31, 2016

	Shares/Par†	Value
GS Mortgage Securities Trust
Series 2011-A4-GC3, REMIC, 4.75%, 01/10/21 (b)	1,376	1,486
Harley-Davidson Motorcycle Trust
Series 2015-A3-1, 1.41%, 06/15/20	4,743	4,746
Honda Auto Receivables Owner Trust
Series 2016-A3-2, 1.39%, 04/15/19	550	549
Huntington Auto Trust
Series 2015-A3-1, 1.24%, 09/16/19	990	989
Hyundai Auto Receivables Trust
Series 2013-B-A, 1.13%, 04/15/17	590	590
Series 2013-C-A, 1.35%, 04/15/17	300	300
Series 2014-A3-B, 0.90%, 12/17/18	1,003	1,002
Series 2012-C-C, 1.42%, 02/15/19	975	975
Series 2014-C-A, 2.02%, 08/15/19	560	561
Series 2014-C-B, 2.10%, 11/15/19	254	254
Series 2015-B-B, 2.01%, 06/15/21	1,180	1,177
JPMBB Commercial Mortgage Securities Trust
Series 2013-ASB-C17, REMIC, 3.71%, 09/15/23	1,100	1,155
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2014-ASB-C20, REMIC, 3.46%, 04/15/24	3,430	3,560
JPMorgan Mortgage Trust
Series 2015-A6-3, REMIC, 3.00%, 04/25/22 (a) (b)	1,782	1,773
Series 2015-A5-6, REMIC, 3.50%, 08/25/22 (a) (b)	2,125	2,132
Series 2014-A1-5, REMIC, 3.00%, 10/25/26 (a) (b)	1,661	1,676
Series 2016-A1-2, REMIC, 2.69%, 06/25/46 (b)	2,913	2,928
Series 2016-2A1-3, REMIC, 3.00%, 10/25/46 (a) (b)	1,902	1,918
Kubota Credit Owner Trust
Series 2016-A2-1A, 1.25%, 04/15/19 (b)	1,141	1,139
Series 2015-A2-1A, REMIC, 0.94%, 12/15/17 (b)	47	47
Series 2015-A3-1A, REMIC, 1.54%, 03/15/19 (b)	7,000	7,009
Series 2015-A4-1A, REMIC, 1.79%, 08/16/21 (b)	261	261
M&T Bank Auto Receivables Trust
Series 2013-C-1A, 2.16%, 03/15/19 (b)	450	450
Mercedes-Benz Auto Lease Trust
Series 2016-A3-B, 1.35%, 12/15/18	3,000	2,991
Mercedes-Benz Master Owner Trust
Series 2015-A-BA, 1.08%, 04/16/18 (a) (c) (d)	1,500	1,500
Series 2016-A-AA, 1.28%, 05/15/18 (a) (b)	2,596	2,604
Series 2016-A-BA, 1.40%, 05/17/21 (a) (c) (d)	5,755	5,789
Merrill Lynch Mortgage Investors Trust
Series 2003-A1-E, REMIC, 1.38%, 10/25/28 (a)	1,416	1,356
Merrill Lynch Mortgage Trust
Series 2007-A4-C1, REMIC, 5.83%, 06/12/17 (a)	469	473
MMCA Auto Owner Trust
Series 2014-A3-A, 1.21%, 12/16/19 (b)	2,587	2,587
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2014-ASB-C15, REMIC, 3.65%, 12/15/23	360	375
Morgan Stanley Capital I Trust
Series 2007-A4-IQ15, REMIC, 5.90%, 07/11/17 (a)	1,622	1,648
Series 2007-A4-T27, REMIC, 5.64%, 06/11/42 (a)	3,615	3,656
Nissan Auto Receivables Owner Trust
Series 2016-A3-C, 1.18%, 11/15/19	2,500	2,476
Sequoia Mortgage Trust
Series 2016-A10-3, REMIC, 3.50%, 12/25/24 (b)	949	966
Shellpoint Co-Originator Trust
Series 2016-1A10-1, REMIC, 3.50%, 11/25/46 (a) (b)	1,981	2,013
Sierra Receivables Funding Co. LLC
Series 2012-A-1A, 2.84%, 05/20/19 (b)	1,473	1,474
Series 2013-A-1A, 1.59%, 08/20/20 (b)	1,303	1,297
Series 2012-A-2A, 2.38%, 03/20/29 (b)	540	540
Sierra Timeshare Receivables Funding LLC
Series 2013-A-3A, 2.20%, 05/20/21 (b)	465	464
Series 2013-A-2A, 2.28%, 11/20/25 (b)	1,366	1,364
Series 2014-A-2A, 2.05%, 06/20/31 (b)	845	844
Series 2014-A-3A, 2.30%, 10/20/31 (b)	811	809
	Shares/Par†	Value
Springleaf Mortgage Loan Trust
Series 2013-A-3A, REMIC, 1.87%, 09/25/57 (a) (b)	1,092	1,091
SunTrust Auto Receivables Trust
Series 2015-A3-1A, 1.42%, 04/16/18 (b)	4,000	3,999
Series 2015-A4-1A, 1.78%, 05/15/19 (b)	1,050	1,048
Toyota Auto Receivables Owner Trust
Series 2016-A3-B, 1.30%, 04/15/19	1,808	1,802
Series 2014-A4-C, 1.44%, 04/15/20	1,417	1,418
USAA Auto Owner Trust
Series 2014-B-1, 1.34%, 08/17/20	1,000	1,000
Verizon Owner Trust
Series 2016-A-1A, 1.42%, 01/20/21 (b)	2,121	2,106
Series 2016-A-2A, 1.68%, 05/20/21 (b)	7,226	7,194
Volvo Financial Equipment LLC
Series 2015-A2-1A, 0.95%, 11/15/17 (b)	59	59
Series 2014-A3-1A, 0.82%, 04/16/18 (b)	2,605	2,603
Series 2016-A2-1A, 1.44%, 10/15/18 (b)	1,867	1,868
Series 2015-A3-1A, 1.51%, 06/17/19 (b)	3,533	3,537
Wells Fargo Mortgage-Backed Securities Trust
Series 2004-A1-AA, REMIC, 3.03%, 12/25/34 (a)	452	443
Series 2005-2A4-AR10, REMIC, 3.01%, 06/25/35 (a)	435	447
Westlake Automobile Receivables Trust
Series 2015-B-1A, 1.68%, 03/15/17 (b)	228	228
Series 2016-A2B-1A, 1.75%, 09/15/17 (a) (b)	5,142	5,154
Series 2016-A2-3A, 1.42%, 10/15/19 (b)	1,896	1,893
WFRBS Commercial Mortgage Trust
Series 2013-ASB-C13, REMIC, 2.65%, 02/15/23	748	756
World Omni Auto Receivables Trust
Series 2015-A2B-B, 1.10%, 07/15/19 (a)	518	519
World Omni Automobile Lease Securitization Trust
Series 2015-A2A-A, 1.06%, 07/17/17	2,523	2,521
Series 2015-A3-A, 1.54%, 02/15/18	3,500	3,503
Series 2014-B-A, 1.65%, 04/15/20	2,630	2,630
Total Non-U.S. Government Agency Asset-Backed Securities (cost $276,288)		275,523
CORPORATE BONDS AND NOTES 53.3%
Consumer Discretionary 1.6%
Charter Communications Operating LLC
3.58%, 07/23/20	5,000	5,098
Dollar General Corp.
1.88%, 04/15/18	568	569
Newell Rubbermaid Inc.
3.15%, 04/01/21 (e)	5,000	5,084
Time Warner Cable Inc.
8.75%, 02/14/19	3,000	3,380
		14,131
Consumer Staples 3.3%
Altria Group Inc.
2.63%, 01/14/20	4,000	4,044
CVS Health Corp.
2.80%, 07/20/20	1,619	1,642
2.13%, 06/01/21	3,000	2,948
Kraft Heinz Foods Co.
2.80%, 07/02/20	4,000	4,035
Mondelez International Holdings Netherlands BV
1.63%, 10/28/19 (b)	4,500	4,409
Philip Morris International Inc.
1.25%, 11/09/17	2,000	1,998
Reynolds American Inc.
2.30%, 08/21/17	4,000	4,020
2.30%, 06/12/18	6,000	6,037
WM Wrigley Jr. Co.
2.00%, 10/20/17 (b)	468	470
		29,603
Energy 1.8%
Chevron Corp.
1.56%, 05/16/19	3,500	3,486
Chevron Phillips Chemical Co. LLC
1.70%, 05/01/18 (b)	3,000	3,000
Energy Transfer Partners LP
4.15%, 10/01/20	2,000	2,070

See accompanying Notes to Financial Statements.

JNL Investors Series Trust

Schedules of Investments (in thousands)

December 31, 2016

	Shares/Par†	Value
Enterprise Products Operating LLC
1.65%, 05/07/18	3,500	3,490
Sabine Pass Liquefaction LLC
5.63%, 02/01/21 (f)	4,000	4,280
		16,326
Financials 30.4%
ABN AMRO Bank NV
4.25%, 02/02/17 (b)	2,550	2,556
AerCap Aviation Solutions BV
6.38%, 05/30/17	2,140	2,178
AerCap Ireland Capital Ltd.
2.75%, 05/15/17	2,000	2,003
3.75%, 05/15/19	3,955	4,029
Ally Financial Inc.
2.75%, 01/30/17	1,000	1,000
5.50%, 02/15/17	1,500	1,506
3.50%, 01/27/19	1,500	1,508
American Express Credit Corp.
1.21%, 06/05/17 (a)	3,341	3,344
1.30%, 09/22/17 (a)	1,450	1,451
Anheuser-Busch InBev Finance Inc.
1.90%, 02/01/19	8,000	8,010
2.65%, 02/01/21	6,000	6,028
Bank of America Corp.
5.42%, 03/15/17	4,475	4,507
1.70%, 08/25/17	2,000	2,003
6.00%, 09/01/17	5,000	5,145
2.65%, 04/01/19	1,000	1,010
2.63%, 04/19/21	1,500	1,488
Bank of America NA
5.30%, 03/15/17	1,500	1,512
1.75%, 06/05/18	527	527
Bank of Montreal
1.45%, 04/09/18	2,000	1,995
1.50%, 07/18/19	3,000	2,959
1.73%, 08/27/21 (a)	4,000	4,010
Berkshire Hathaway Finance Corp.
1.65%, 03/15/19 (a)	4,000	4,051
BMW US Capital LLC
1.50%, 04/11/19 (b)	3,000	2,970
Bunge Ltd. Finance Corp.
3.20%, 06/15/17	3,711	3,739
Caisse Centrale Desjardins
1.55%, 09/12/17 (b)	3,000	3,001
Capital One Bank USA NA
2.25%, 02/13/19	2,000	2,008
Capital One Financial Corp.
5.25%, 02/21/17	505	508
Citigroup Inc.
1.80%, 02/05/18	4,525	4,524
1.58%, 04/27/18 (a)	800	803
1.70%, 04/27/18	3,880	3,871
1.75%, 05/01/18	5,000	4,989
CNH Industrial Capital LLC
3.88%, 07/16/18	2,064	2,098
3.38%, 07/15/19	1,916	1,921
Compass Bank
1.85%, 09/29/17	3,500	3,492
Credit Agricole SA
3.00%, 10/01/17 (b)	3,900	3,941
Daimler Finance North America LLC
1.35%, 03/02/18 (a) (b)	2,500	2,504
2.00%, 08/03/18 (b)	3,000	3,004
Diamond 1 Finance Corp.
3.48%, 06/01/19 (b)	4,000	4,082
4.42%, 06/15/21 (b)	2,000	2,068
Discover Bank
2.00%, 02/21/18	6,750	6,748
Equity Commonwealth
6.65%, 01/15/18	1,185	1,215
Fifth Third Bank
2.38%, 04/25/19	2,000	2,014
First Horizon National Corp.
3.50%, 12/15/20	4,000	4,033
	Shares/Par†	Value
Ford Motor Credit Co. LLC
3.00%, 06/12/17	1,000	1,006
1.72%, 12/06/17	405	405
5.00%, 05/15/18	5,000	5,195
2.94%, 01/08/19	981	992
3.34%, 03/18/21	5,845	5,881
General Motors Financial Co. Inc.
2.40%, 04/10/18 - 05/09/19	4,500	4,490
3.10%, 01/15/19	3,794	3,833
4.20%, 03/01/21	1,500	1,542
Goldman Sachs Group Inc.
1.76%, 12/15/17 (a)	3,000	3,010
2.38%, 01/22/18	2,500	2,515
6.15%, 04/01/18	3,090	3,250
7.50%, 02/15/19	2,000	2,216
2.24%, 11/15/21 (a)	2,000	2,011
Guardian Life Global Funding
2.00%, 04/26/21 (b)	2,273	2,215
HSBC Bank Plc
1.50%, 05/15/18 (b)	540	537
HSBC USA Inc.
2.63%, 09/24/18	3,000	3,030
Huntington Bancshares Inc.
2.60%, 08/02/18	2,369	2,392
2.88%, 08/20/20	2,000	2,016
3.15%, 03/14/21	1,622	1,644
Huntington National Bank
1.31%, 04/24/17 (a)	2,250	2,250
1.70%, 02/26/18	2,683	2,681
2.20%, 11/06/18	555	556
JPMorgan Chase & Co.
5.30%, (callable at 100 beginning 05/01/20) (g)	3,000	3,062
2.55%, 10/29/20	3,000	2,995
2.40%, 06/07/21	2,000	1,980
JPMorgan Chase Bank NA
1.59%, 09/23/19 (a)	4,000	4,003
Merrill Lynch & Co. Inc.
6.88%, 04/25/18	3,000	3,188
Mizuho Bank Ltd.
1.70%, 09/25/17 (b)	3,000	3,000
Morgan Stanley
2.50%, 01/24/19	3,000	3,030
2.45%, 02/01/19	3,000	3,020
2.38%, 07/23/19	3,721	3,730
2.65%, 01/27/20	1,562	1,568
2.28%, 04/21/21 (a)	3,000	3,063
2.28%, 10/24/23 (a)	3,000	3,033
National City Bank of Indiana
4.25%, 07/01/18	5,500	5,681
New York Life Global Funding
2.00%, 04/13/21 (b)	1,733	1,700
PNC Bank NA
4.88%, 09/21/17	3,000	3,072
6.00%, 12/07/17	2,525	2,623
Pricoa Global Funding I
1.90%, 09/21/18 (b)	3,000	3,008
1.45%, 09/13/19 (c) (d)	3,000	2,954
Reliance Standard Life Global Funding II
2.15%, 10/15/18 (b)	2,500	2,512
Royal Bank of Canada
2.00%, 12/10/18	2,000	2,005
Santander UK Plc
1.65%, 09/29/17	2,000	2,002
1.78%, 08/24/18 (a)	840	841
2.35%, 09/10/19	2,000	2,000
Shell International Finance BV
1.63%, 11/10/18	2,500	2,504
SunTrust Bank
7.25%, 03/15/18	1,115	1,183
Toronto-Dominion Bank
1.40%, 04/30/18	2,000	1,995
1.75%, 07/23/18	3,000	3,004
UBS AG
1.38%, 06/01/17	3,604	3,603

See accompanying Notes to Financial Statements.

JNL Investors Series Trust

Schedules of Investments (in thousands)

December 31, 2016

	Shares/Par†	Value
UBS Group AG
2.95%, 09/24/20 (b)	2,500	2,499
UBS Group Funding Jersey Ltd.
2.65%, 02/01/22 (b)	3,852	3,740
WEA Finance LLC
2.70%, 09/17/19 (b)	920	930
Wells Fargo Bank NA
1.62%, 01/22/18 (a)	1,000	1,005
1.53%, 05/24/19 (a)	7,000	7,023
		271,576
Health Care 3.1%
Abbott Laboratories
2.35%, 11/22/19	2,000	2,001
AbbVie Inc.
2.50%, 05/14/20	5,000	4,998
Actavis Funding SCS
1.30%, 06/15/17	3,500	3,498
2.45%, 06/15/19	1,000	1,004
Mylan Inc.
3.13%, 01/15/23 (b)	3,620	3,415
Mylan NV
2.50%, 06/07/19 (b)	853	848
3.75%, 12/15/20 (b)	1,500	1,514
Teva Pharmaceutical Finance III BV
1.70%, 07/19/19	2,000	1,964
Teva Pharmaceutical Finance IV LLC
2.25%, 03/18/20	1,750	1,719
UnitedHealth Group Inc.
1.33%, 01/17/17 (a)	3,000	3,001
1.90%, 07/16/18	4,000	4,017
		27,979
Industrials 2.4%
BAE Systems Holdings Inc.
2.85%, 12/15/20 (b)	2,644	2,646
CNH Capital LLC
3.25%, 02/01/17	2,000	2,000
Cobham Plc
2.68%, 10/28/17 (d) (h)	2,500	2,501
Eaton Corp.
1.50%, 11/02/17	3,000	3,002
Fortive Corp.
1.80%, 06/15/19 (b)	1,934	1,921
International Lease Finance Corp.
5.88%, 04/01/19	1,909	2,027
Penske Truck Leasing Co. LP
3.75%, 05/11/17 (b)	2,500	2,519
3.38%, 03/15/18 (b)	1,000	1,017
Ryder System Inc.
2.50%, 03/01/18	2,495	2,513
Siemens Financieringsmaatschappij NV
1.70%, 09/15/21 (b)	1,708	1,639
		21,785
Information Technology 1.5%
Hewlett Packard Enterprise Co.
2.85%, 10/05/18	4,019	4,057
Microsoft Corp.
1.55%, 08/08/21	4,500	4,361
Oracle Corp.
1.90%, 09/15/21	5,000	4,881
		13,299
Materials 1.1%
Freeport-McMoRan Inc.
2.15%, 03/01/17	2,000	1,988
LyondellBasell Industries NV
5.00%, 04/15/19	1,500	1,584
Martin Marietta Materials Inc.
2.10%, 06/30/17 (a)	3,468	3,474
Monsanto Co.
2.13%, 07/15/19	2,500	2,495
		9,541
Real Estate 4.7%
Boston Properties LP
5.88%, 10/15/19	1,075	1,172
	Shares/Par†	Value
Brandywine Operating Partnership LP
5.70%, 05/01/17	850	861
4.95%, 04/15/18	575	594
Camden Property Trust
5.70%, 05/15/17 (e)	3,503	3,555
Crown Castle International Corp.
3.40%, 02/15/21	1,773	1,798
2.25%, 09/01/21	3,303	3,193
Developers Diversified Realty Corp.
7.50%, 04/01/17	1,255	1,272
Duke Realty LP
6.75%, 03/15/20	1,292	1,448
Equity Commonwealth
5.88%, 09/15/20	2,000	2,136
Equity One Inc.
3.75%, 11/15/22	1,700	1,734
Essex Portfolio LP
5.50%, 03/15/17	388	391
First Industrial LP
7.50%, 12/01/17	2,635	2,760
Healthcare Realty Trust Inc.
5.75%, 01/15/21	1,000	1,098
Highwoods Realty LP
5.85%, 03/15/17	4,695	4,735
Hospitality Properties Trust
6.70%, 01/15/18	1,978	2,028
Liberty Property LP
4.75%, 10/01/20	2,707	2,877
Mack-Cali Realty LP
2.50%, 12/15/17	550	552
Prologis International Funding II
4.88%, 02/15/20 (b)	3,400	3,548
Realty Income Corp.
2.00%, 01/31/18	1,370	1,374
Ventas Realty LP
1.25%, 04/17/17	2,000	1,999
2.00%, 02/15/18	2,300	2,304
		41,429
Telecommunication Services 2.3%
AT&T Inc.
2.45%, 06/30/20	3,000	2,977
2.80%, 02/17/21	3,000	2,974
Verizon Communications Inc.
2.63%, 02/21/20	14,000	14,125
		20,076
Utilities 1.1%
Exelon Corp.
1.55%, 06/09/17	3,000	2,995
2.85%, 06/15/20	1,395	1,409
Exelon Generation Co. LLC
2.95%, 01/15/20	767	776
NextEra Energy Capital Holdings Inc.
1.59%, 06/01/17	3,000	3,002
Southern California Edison Co.
1.85%, 02/01/22	1,654	1,626
		9,808
Total Corporate Bonds And Notes (cost $476,438)		475,553
GOVERNMENT AND AGENCY OBLIGATIONS 12.9%
Collateralized Mortgage Obligations 0.5%
Federal Home Loan Mortgage Corp.
Series UA-4238, REMIC, 3.00%, 08/15/29	460	472
Series BP-3738, REMIC, 4.00%, 12/15/38	80	82
Series KN-3763, REMIC, 3.00%, 02/15/39	865	878
Series AB-3967, REMIC, 2.00%, 03/15/41	704	696
Federal National Mortgage Association
Series 2011-VE-15, REMIC, 4.00%, 09/25/29	111	113
Series 2011-BD-100, REMIC, 2.50%, 01/25/41	307	308
Series 2012-MB-75, REMIC, 2.00%, 03/25/42	503	498
Series 2012-MA-26, REMIC, 3.50%, 03/25/42	488	499
Series 2012-MA-91, REMIC, 2.00%, 04/25/42	483	469
Government National Mortgage Association
Series 2009-NA-126, REMIC, 4.50%, 11/20/39	745	790
		4,805

See accompanying Notes to Financial Statements.

JNL Investors Series Trust

Schedules of Investments (in thousands)

December 31, 2016

	Shares/Par†	Value
Mortgage-Backed Securities 1.7%
Federal Home Loan Mortgage Corp.
4.00%, 02/01/26	151	156
Federal National Mortgage Association
4.00%, 04/01/26 - 02/01/41	3,519	3,713
4.50%, 05/01/26	141	150
3.50%, 03/01/27	1,946	2,033
3.00%, 11/01/29 (i)	4,906	5,042
2.73%, 02/01/44 (a)	1,332	1,365
3.08%, 04/01/45 (a)	1,504	1,545
Government National Mortgage Association
4.50%, 03/20/41	497	544
2.50%, 11/20/42 (a)	345	355
		14,903
Sovereign 0.8%
Corp. Andina de Fomento
1.50%, 08/08/17	2,250	2,249
Korea Land & Housing Corp.
1.88%, 08/02/17 (b)	1,905	1,903
Kreditanstalt fur Wiederaufbau
1.50%, 02/06/19	2,727	2,725
		6,877
U.S. Government Agency Obligations 1.6%
Federal Farm Credit Bank
0.70%, 04/06/18 (j)	1,050	1,045
Federal Home Loan Bank
2.63%, 12/08/17 (j)	2,000	2,032
3.13%, 12/08/17 (j)	1,315	1,342
1.13%, 12/08/17 - 07/14/21 (j)	2,000	1,966
Federal National Mortgage Association
0.88%, 08/02/19 (j)	2,200	2,168
1.00%, 02/26/19 - 08/28/19 (j)	6,390	6,323
		14,876
U.S. Treasury Securities 8.3%
U.S. Treasury Note
1.25%, 12/31/18	20,000	20,016
0.88%, 09/15/19	2,495	2,461
1.00%, 10/15/19 - 11/15/19	8,780	8,677
1.38%, 12/15/19	25,000	24,928
1.63%, 12/31/19	3,750	3,766
	Shares/Par†	Value
1.50%, 05/31/20	14,000	13,948
		73,796
Total Government And Agency Obligations (cost $115,417)		115,257
SHORT TERM INVESTMENTS 8.3%
Investment Companies 8.3%
JNL Money Market Fund, 0.34% (k) (l)	73,900	73,900
Total Short Term Investments (cost $73,900)		73,900
Total Investments 105.4% (cost $942,043)		940,233
Other Derivative Instruments (0.0)%		(13)
Other Assets and Liabilities, Net (5.4)%		(47,879)
Total Net Assets 100.0%		$892,341

(a) The security or securities in this category have a variable rate. Rate stated was in effect as of December 31, 2016.

(b) The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the JNL Investors Series Trust's Board of Trustees. As of December 31, 2016, the net value and the percentage of net assets of these liquid securities was $185,181 and 20.8%, respectively.

(c) Security is restricted to resale to institutional investors. See Restricted Securities in these Schedules of Investments.

(d) The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the JNL Investors Series Trust's Board of Trustees.

(e) The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer.

(f) Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2016.

(g) Perpetual security.

(h) Security fair valued in good faith in accordance with the procedures approved by the JNL Investors Series Trust's Board of Trustees. Good faith fair valued securities may be classified as Level 2 or Level 3 for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(i) All or a portion of the security was purchased on a delayed delivery basis. As of December 31, 2016, the total payable for investments purchased on a delayed delivery basis was $5,008.

(j) The security is a direct debt of the agency and not collateralized by mortgages.

(k) Investment in affiliate.

(l) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2016.

Restricted Securities

	Initial Acquisition	Cost	Ending Value	Percent of Net Assets
Chrysler Capital Auto Receivables Trust, Series 2016-A3-BA, 1.64%, 07/15/21	10/27/16	$2,309	$2,290	0.3%
Mercedes-Benz Master Owner Trust, Series 2015-A-BA, 1.08%, 04/16/18	12/27/16	1,500	1,500	0.2
Mercedes-Benz Master Owner Trust, Series 2016-A-BA, 1.40%, 05/17/21	12/28/16	5,789	5,789	0.6
Pricoa Global Funding I, 1.45%, 09/13/19	12/27/16	2,951	2,954	0.3
		$12,549	$12,533	1.4%

Futures Contracts
Reference Entity	Contracts Long (Short)†	Expiration	Notional[1]	Variation Margin Receivable (Payable)	Unrealized Appreciation (Depreciation)
U.S. Treasury Note Future, 2-Year	664	March 2017	$143,812	$40	$68
U.S. Treasury Note Future, 5-Year	(316)	April 2017	(37,130)	(53)	(51)
				$(13)	$17

See accompanying Notes to Financial Statements.

JNL Investors Series Trust

Schedules of Investments (in thousands)

December 31, 2016

	Shares/Par†	Value
JNL Money Market Fund
GOVERNMENT AND AGENCY OBLIGATIONS 21.4%
U.S. Government Agency Obligations 7.1%
Federal Farm Credit Bank
0.78%, 04/28/17 (a) (b)	16,000	$16,000
Federal Home Loan Bank
0.77%, 02/27/17 (a) (b)	12,835	12,835
0.88%, 05/24/17 (b)	89,295	89,382
1.00%, 06/21/17 (b)	55,000	55,114
Federal Home Loan Mortgage Corp.
0.88%, 02/22/17 (b)	32,000	32,009
1.00%, 03/08/17 (b)	9,300	9,305
1.00%, 07/28/17 (b)	11,422	11,445
0.72%, 11/13/17 (a) (b)	7,000	7,004
Federal National Mortgage Association
1.25%, 01/30/17 (b)	15,000	15,007
		248,101
U.S. Treasury Securities 14.3%
U.S. Treasury Note
3.00%, 02/28/17	39,000	39,156
0.88%, 05/15/17	82,500	82,609
0.63%, 07/31/17 (a)	10,000	9,998
0.72%, 10/31/17 (a)	40,000	40,003
0.75%, 04/30/18 (a)	100,000	100,090
0.73%, 07/31/18 - 10/31/18 (a)	225,000	225,076
		496,932
Total Government And Agency Obligations (cost $745,033)		745,033
SHORT TERM INVESTMENTS 59.3%
Repurchase Agreements 24.9%
Repurchase Agreements (c)		867,700
	Shares/Par†	Value
Treasury Securities 12.3%
U.S. Treasury Bill
0.59%, 04/27/17 - 05/04/17	139,726	139,455
0.54%, 05/11/17	68,178	68,031
0.62%, 05/18/17	222,362	221,849
		429,335
U.S. Government Agency Obligations 22.1%
Federal Home Loan Bank
0.38%, 01/09/17 (b)	67,300	67,294
0.42%, 01/11/17 (b)	31,000	30,997
0.36%, 01/13/17 (b)	39,700	39,695
0.49%, 01/18/17 (b)	85,000	84,981
0.48%, 01/20/17 (b)	53,000	52,987
0.43%, 01/25/17 (b)	68,000	67,981
0.47%, 01/27/17 (b)	14,000	13,995
0.50%, 02/03/17 (b)	103,474	103,427
0.50%, 02/16/17 - 02/27/17 (b)	98,000	97,935
0.52%, 02/22/17 - 03/08/17 (b)	135,800	135,682
0.54%, 03/24/17 (b)	15,200	15,181
0.56%, 06/01/17 (b)	28,000	27,934
0.65%, 06/21/17 - 06/23/17 (b)	32,366	32,265
		770,354
Total Short Term Investments (cost $2,067,389)		2,067,389
Total Investments 80.7% (cost $2,812,422)		2,812,422
Other Assets and Liabilities, Net 19.3%		672,252
Total Net Assets 100.0%		$3,484,674

(a) The security or securities in this category have a variable rate. Rate stated was in effect as of December 31, 2016.

(b) The security is a direct debt of the agency and not collateralized by mortgages.

(c) For repurchase agreements held at December 31, 2016, see Repurchase Agreements in these Schedules of Investments.

Repurchase Agreements

Counter-party	Collateral	Collateral Par†($)	Collateral Value($)	Rate(%)	Settlement	Maturity	Proceeds at Maturity($)	Par($)	Value($)
BCL	U.S. Treasury Note, 0.00-7.63%, due 01/05/17-02/15/37	10,317	12,240	0.40	12/30/16	01/03/17	12,001	12,000	12,000
BMO	U.S. Treasury Note, 0.75-4.38%, due 04/30/18-08/15/45	246,244	231,132	0.40	12/30/16	01/03/17	226,610	226,600	226,600
BNP	Federal Home Loan Mortgage Corp., 3.50%, due 08/01/46	4,805	4,934
	Federal National Mortgage Association, 2.77-7.50%, due 10/01/25-10/01/46	5,910	6,268
	Government National Mortgage Association, 2.00-2.13%, due 11/20/35-01/20/42	18	18
		10,733	11,220	0.50	12/30/16	01/03/17	11,001	11,000	11,000
BOA	Government National Mortgage Association, 4.00%, due 07/20/46	57,820	61,506	0.48	12/30/16	01/03/17	60,303	60,300	60,300
GSC	Federal Home Loan Mortgage Corp., 2.50-4.50%, due 08/01/27-06/01/46	16,026	16,809
	Federal National Mortgage Association, 3.00-4.00%, due 11/01/26-04/01/45	4,423	4,611
		20,449	21,420	0.44	12/30/16	01/03/17	21,001	21,000	21,000
GSC	Federal Home Loan Mortgage Corp., 2.05-6.00%, due 08/01/20-11/01/45	16,686	17,895
	Federal National Mortgage Association, 2.00-7.50%, due 09/01/18-12/01/46	31,100	33,105
		47,786	51,000	0.55	12/28/16	01/04/17	50,005	50,000	50,000
GSC	Federal Home Loan Mortgage Corp., 2.00-6.00%, due 05/01/22-05/01/46	21,757	23,187
	Federal National Mortgage Association, 2.50-6.50%, due 12/01/19-12/01/45	35,433	38,013
		57,190	61,200	0.48	12/30/16	01/06/17	60,006	60,000	60,000
GSC	Federal Home Loan Mortgage Corp., 2.68-6.00%, due 07/01/18-08/01/46	23,200	24,568
	Federal National Mortgage Association, 2.00-6.50%, due 04/01/18-08/01/46	44,683	46,832
		67,883	71,400	0.53	12/27/16	01/03/17	70,007	70,000	70,000

See accompanying Notes to Financial Statements.

JNL Investors Series Trust

Schedules of Investments (in thousands)

December 31, 2016

HSB	U.S. Treasury Note, 1.13-8.75%, due 08/31/17-11/15/40	226,540	240,727	0.46	12/30/16	01/03/17	236,012	236,000	236,000
RBS	U.S. Treasury Note, 0.63%, due 04/30/18	123,740	123,216	0.47	12/30/16	01/03/17	120,806	120,800	120,800
									867,700

Portfolio Composition:	Percentage of Total Investments
Government Securities	26.5%
Short Term Investments	73.5
Total Investments	100.0%

1Notional amount is stated in USD unless otherwise noted.

† Par amounts are listed in USD unless otherwise noted. Futures are quoted in unrounded number of contracts.

Abbreviations:

"-" Amount rounds to less than one thousand or 0.05%.

ABS - Asset-Backed Security
REMIC - Real Estate Investment Conduit

Counterparty Abbreviations:

BCL - Barclays Capital
BMO - BMO Capital Markets Corp.
BNP - BNP Paribas Securities
GSC - Goldman Sachs & Co.
HSB - HSBC Securities, Inc.
RBS - Royal Bank of Scotland

Determination of liquidity in the Schedules of Investments is unaudited.

See accompanying Notes to Financial Statements.

JNL Investors Series Trust

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2016

	JNL/PPM America Low Duration Bond Fund	JNL Money Market Fund
Assets
Investments - unaffiliated, at value (a)	$866,333	$1,944,722
Investments - affiliated, at value (b)	73,900	—
Repurchase agreements (a)	—	867,700
Total investments, at value (c)	940,233	2,812,422
Cash	488	672,262
Receivable for:
Investment securities sold	5,061	134
Fund shares sold	49	—
Dividends and interest	4,170	1,569
Deposits with brokers and counterparties	180	—
Derivative instruments:
Variation margin on derivative instruments	40	—
Total assets	950,221	3,486,387
Liabilities
Payable for:
Advisory fees	279	579
Administrative fees	64	—
12b-1 fees (Class A)	48	—
Investment securities purchased	57,361	143
Fund shares redeemed	61	—
Dividends	—	873
Trustee fees	11	103
Chief compliance officer fees	1	3
Other expenses	2	12
Derivative instruments:
Variation margin on derivative instruments	53	—
Total liabilities	57,880	1,713
Net assets	$892,341	$3,484,674
Net assets consist of:
Paid-in capital	$895,061	$3,484,755
Undistributed (excess of distributions
over) net investment income (loss)	86	(79)
Accumulated net realized gain (loss)	(1,013)	(2)
Net unrealized appreciation (depreciation) on
investments and foreign currency	(1,793)	—
	$892,341	$3,484,674
Shares outstanding (no par value), unlimited shares
authorized	89,267	3,484,756
Net asset value per share	$10.00	$1.00
(a) Investments - unaffiliated, at cost	$868,143	$2,812,422
(b) Investments - affiliated, at cost	73,900	—
(c) Total investments, at cost	$942,043	$2,812,422

See accompanying Notes to Financial Statements.

JNL Investors Series Trust

Statements of Operations (in thousands)

For the Year Ended December 31, 2016

	JNL/PPM America Low Duration Bond Fund	JNL Money Market Fund
Investment Income
Dividends (a)	$34	$—
Interest	13,433	15,471
Securities lending (a)	32	—
Total investment income	13,499	15,471

Expenses
Advisory fees	3,205	6,519
Administrative fees	739	—
12b-1 fees (Class A)	1,478	—
Legal fees	4	22
Trustee fees	11	54
Chief compliance officer fees	2	8
Other expenses	10	41
Total expenses	5,449	6,644
Net investment income (loss)	8,050	8,827

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Unaffiliated investments	2,025	(2)
Affiliated investments	—	—
Exchange traded and centrally
cleared derivative instruments	(1,242)	—
Net change in unrealized appreciation
(depreciation) on:
Investments	3,096	—
Exchange traded and centrally
cleared derivative instruments	(68)	—
Net realized and unrealized gain (loss)	3,811	(2)
Change in net assets from operations	$11,861	$8,825
(a) Income from affiliated investments	$34	$—

See accompanying Notes to Financial Statements.

JNL Investors Series Trust

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2016

	JNL/PPM America Low Duration Bond Fund	JNL Money Market Fund
Operations
Net investment income (loss)	$8,050	$8,827
Net realized gain (loss)	783	(2)
Net change in unrealized appreciation
(depreciation)	3,028	—
Change in net assets from operations	11,861	8,825
Distributions to shareholders
From net investment income
Class A	(8,917)	—
Institutional Class	—	(8,869)
From net realized gains
Institutional Class	—	(8)
Total distributions to shareholders	(8,917)	(8,877)
Share transactions[1]
Proceeds from the sale of shares
Class A	215,493	—
Institutional Class	—	38,255,405
Reinvestment of distributions
Class A	8,917	—
Cost of shares redeemed
Class A	(52,579)	—
Institutional Class	—	(37,851,349)
Change in net assets from
share transactions	171,831	404,056
Change in net assets	174,775	404,004
Net assets beginning of year	717,566	3,080,670
Net assets end of year	$892,341	$3,484,674
Undistributed (excess of distributions
over) net investment income (loss)	$86	$(79)

[1]Share Transactions
Shares Sold
Class A	21,536	—
Institutional Class	—	38,255,405
Reinvestment of distributions
Class A	893	—
Shares redeemed
Class A	(5,220)	—
Institutional Class	—	(37,851,349)
Change in shares
Class A	17,209	—
Institutional Class	—	404,056
Purchases and sales of long term
investments
Purchase of securities	$723,284	$188,496
Purchase of U.S. government securities	267,908 (a)	813,322
Total purchases	$991,192	$1,001,818
Proceeds from sales of securities	$558,471	$468,834
Proceeds from sales of U.S. government
securities	271,308 (a)	388,974
Total proceeds from sales	$829,779	$857,808

(a)	Amounts exclude $24,717 and $28,737 of purchases and sales, respectively, of dollar roll transaction securities.

See accompanying Notes to Financial Statements.

JNL Investors Series Trust

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2015

		JNL/PPM America Low Duration Bond Fund	JNL Money Market Fund
	Operations
	Net investment income (loss)	$6,608	$1,431
	Net realized gain (loss)	125	10
	Net change in unrealized appreciation (depreciation)	(3,448)	–
	Change in net assets from operations	3,285	1,441
	Distributions to shareholders
	From net investment income
	Class A	(7,076)	–
	Institutional Class	–	(1,432)
	From net realized gains
	Class A	(92)	–
	Institutional Class	–	–
	Total distributions to shareholders	(7,168)	(1,432)
	Share transactions[1]
	Proceeds from the sale of shares
	Class A	225,246	–
	Institutional Class	–	37,951,942
	Reinvestment of distributions
	Class A	7,168	–
	Institutional Class	–	–
	Cost of shares redeemed
	Class A	(134,006)	–
	Institutional Class	–	(37,191,546)
	Change in net assets from share transactions	98,408	760,396
	Change in net assets	94,525	760,405
	Net assets beginning of year	623,041	2,320,265
	Net assets end of year	$717,566	$3,080,670
	Undistributed (excess of distributions over) net investment income (loss)	$(4)	$(33)
[1]	Share transactions
	Shares sold
	Class A	22,381	–
	Institutional Class	–	37,951,942
	Reinvestment of distributions
	Class A	720	–
	Institutional Class	–	–
	Shares redeemed
	Class A	(13,314)	–
	Institutional Class	–	(37,191,546)
	Change in shares
	Class A	9,787	–
	Institutional Class	–	760,396

See accompanying Notes to Financial Statements.

JNL Investors Series Trust

Financial Highlights

For a Share Outstanding

			Increase (decrease) from investment operations			Distributions from						Supplemental data					Ratios(a)
Period ended		Net asset value, beginning of period($)	Net investment income (loss)($)(b)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)		Net realized gains on investment transactions($)		Net asset value, end of period($)	Total return(%)(c)	Net assets, end of period (in thousands)($)	Portfolio turnover (%)(d)		Net expenses to average net assets(%)		Total expenses to average net assets(%)	Net investment income (loss) to average net assets(%)

JNL/PPM America Low Duration Bond Fund
Class A
12/31/16		9.96	0.11	0.05	0.16	(0.12)		—		10.00	1.62	892,341	110	(e)	0.74		0.74	1.09
12/31/15		10.01	0.10	(0.05)	0.05	(0.10)	(f)	—		9.96	0.51	717,566	113	(e)	0.74	(g)	0.74 (g)	0.98
12/31/14		10.02	0.09	0.00	0.09	(0.07)		(0.03)		10.01	0.88	623,041	164	(e)	0.77		0.77	0.86
12/31/13	*	10.00	0.02	0.02	0.04	(0.02)		(0.00)	(h)	10.02	0.41	432,907	125	(e)	0.75		0.75	0.57

JNL Money Market Fund
Institutional Class
12/31/16		1.00	—	—	—	(0.00)	(h)	—		1.00	0.25	3,484,674	N/A		0.19		0.19	0.25
12/31/15		1.00	—	—	—	(0.00)	(h)	—		1.00	0.05	3,080,670	N/A		0.20	(i)	0.19	0.05
12/31/14		1.00	—	—	—	(0.00)	(h)	—		1.00	0.01	2,320,265	N/A		0.17	(i)	0.19	0.00
12/31/13		1.00	—	—	—	(0.00)	(h)	—		1.00	0.01	2,477,693	N/A		0.18		0.19	0.01
12/31/12		1.00	—	—	—	(0.00)	(h)	—		1.00	0.05	2,124,182	N/A		0.19		0.19	0.05

*	Commenced operation on September 16, 2013.
(a)	Annualized for periods less than one year.
(b)	Calculated using the average shares method.
(c)	Total return assumes reinvestment of all distributions for the period. Total return is not annualized for periods less than one year.
(d)	Portfolio turnover is not annualized for periods of less than one year. Dollar roll transactions are excluded for purposes of calculating portfolio turnover.
(e)	Portfolio turnover including dollar roll transactions for JNL/PPM America Low Duration Bond Fund was 129%, 175%, 121% and 115% in 2013, 2014, 2015 and 2016, respectively.
(f)	Distribution amount for the JNL/PPM America Low Duration Bond Fund includes a return of capital distribution, which was less than $0.005 per share for the year ended December 31, 2015.
(g)	The ratio of net and total expenses to average net assets for the JNL/PPM America Low Duration Bond Fund excluding a reimbursement of 24f-2 fees was 0.74%.
(h)	Amount represents less than $0.005.
(i)	Includes payments for recovery of contractual expense waivers.

See accompanying Notes to Financial Statements.

JNL Investors Series Trust

Notes to Financial Statements

December 31, 2016

NOTE 1. ORGANIZATION

The JNL Investors Series Trust (“Trust”) is an open-end management investment company organized under the laws of the Commonwealth of Massachusetts, by a Declaration of Trust, dated July 28, 2000.The Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”), and its shares are registered under the Securities Act of 1933, as amended (“1933 Act”). The Trust operates as a series trust, and at December 31, 2016 consisted of two (2) separate series, JNL/PPM America Low Duration Bond Fund and JNL Money Market Fund (each a “Fund”, and collectively, “Funds”), which are each diversified investment companies as defined in the 1940 Act. Each Fund represents shares of beneficial interest in a separate portfolio of securities and other assets, each with its own investment objective.

Jackson National Asset Management, LLC (“JNAM”, “Adviser” or “Administrator”), a wholly-owned subsidiary of Jackson National Life Insurance Company® (“Jackson”), serves as investment adviser and administrator to each of the Funds. Jackson is an indirect wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is the United States of America. PPM America, Inc., the Sub-Adviser for JNL/PPM America Low Duration Bond Fund, is an affiliate of JNAM. Wellington Management Company, LLP serves as Sub-Adviser for JNL Money Market Fund.

JNL/PPM America Low Duration Bond Fund presently offers Class A shares. Shares of JNL/PPM America Low Duration Bond Fund are available for sale to Jackson and to certain Funds in the JNL Series Trust and Jackson Variable Series Trust, open end management investment companies advised by JNAM. JNL Money Market Fund presently offers an Institutional Class of shares. Institutional Class shares are not sold to retail investors but are available for investment by affiliated Funds. Affiliated investment companies or Jackson owned 100% of the outstanding capital shares of JNL/PPM America Low Duration Bond Fund and JNL Money Market Fund at December 31, 2016.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”).

Security Valuation. Under the Trust's valuation policy and procedures, the Trust's Board of Trustees (“Board” or “Trustees”) has delegated the daily operational oversight of the securities valuation function to the JNAM Pricing Committee (“Pricing Committee”), which consists of certain officers of the Trust and JNAM management. The Pricing Committee is responsible for determining fair valuations for any security for which market quotations are not readily available. For those securities fair valued under procedures adopted by the Board, the Pricing Committee reviews and affirms the reasonableness of the fair valuation determinations after considering all relevant information that is reasonably available. The Pricing Committee’s fair valuation determinations are subject to review by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. For fair valuation determinations that are deemed significant, the Board is promptly notified, in detail, of the fair valuation.

The net asset value (“NAV”) of a Fund’s shares is generally determined once each day on which the New York Stock Exchange (“NYSE”) is open, at the close of the regular trading session of the NYSE (generally, 4:00 PM Eastern Time). Debt securities are generally valued by independent pricing services approved by the Board. Pricing services utilized to value debt securities may use various pricing techniques which take into account appropriate factors such as: yield; credit quality; coupon rate; maturity; type of issue; trading characteristics; call features; credit ratings; broker quotes; and other relevant data. If pricing services are unable to provide valuations, debt securities are valued at the most recent bid quotation for a long position and ask quotation for a short position or an evaluated price, as applicable, obtained from each Fund's Sub-Adviser, a broker/dealer or widely used quotation system. All securities in the JNL Money Market Fund, as permitted by compliance with applicable provisions of Rule 2a-7 under the 1940 Act, and other short-term securities maturing within sixty (60) days are valued at amortized cost, unless it is determined that such practice does not approximate market value. Futures contracts traded on an exchange are generally valued at the exchange's settlement price. If the settlement price is not available, exchange traded futures are valued at the last sales price as of the close of business on the local exchange. Investments in mutual funds are valued at the NAV per share determined as of the close of the NYSE on each valuation date.

Market quotations may not be readily available for certain investments or it may be determined that a quotation of an investment does not represent market value. In such instances, the investment is valued as determined in good faith using procedures approved by the Board. Situations that may require an investment to be fair valued may include instances where a security is thinly traded, halted or restricted as to resale. In addition, investments may be fair valued based on the occurrence of a significant event. Significant events may be specific to a particular issuer, such as mergers, restructurings or defaults. Alternatively, significant events may affect an entire market, such as natural disasters, government actions, and significant changes in the value of U.S. securities markets. Securities are fair valued based on observable and unobservable inputs, including the Adviser’s or Pricing Committee’s own assumptions in determining the fair value of an investment. Under the procedures approved by the Board, the Adviser may utilize pricing services or other sources, including each Fund’s Sub-Adviser, to assist in determining the fair value of an investment. Factors considered to determine fair value may include the correlation with price movement of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer and trading or other market data.

If an investment is valued at a fair value for purposes of calculating a Fund’s NAV, the value may be different from the last quoted price for the investment depending on the source and method used to determine the value. Although there can be no assurance, in general, the fair value of the investment is the amount the owner of such investment might reasonably expect to receive in an orderly transaction between market participants upon its current sale.

Distributions to Shareholders. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP for JNL/PPM America Low Duration Bond Fund, dividends from net investment income are generally declared and paid annually by the Fund, but may be paid more frequently to avoid excise tax. The JNL Money Market Fund declares dividends from net investment income daily and pays

JNL Investors Series Trust

Notes to Financial Statements

December 31, 2016

dividends monthly. Distributions of net realized capital gains, if any, are distributed at least annually, to the extent they exceed available capital loss carryforwards.

Security Transactions and Investment Income. Security transactions are recorded on the trade date for financial reporting purposes. Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date. Income received in lieu of dividends for securities loaned is included in dividends in the Statements of Operations. Interest income, including level-yield amortization of discounts and premiums on debt securities, is accrued daily. A Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. Realized gains and losses are determined on the specific identification basis.

Expenses. Expenses are recorded on an accrual basis. Expenses of the Trust that are directly attributable to a specific Fund are charged to that Fund. Other Trust level expenses are allocated to the Funds based on the average daily net assets of each Fund.

Guarantees and Indemnifications. In the normal course of business, the Trust may enter into contracts that contain a variety of representations which provide general indemnifications for certain liabilities. Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. However, since their commencement of operations, the Funds have not had claims or losses pursuant to their contracts and expect the risk of loss to be remote. The Funds’ maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined and the Funds have no historical basis for predicting the likelihood of any such claims.

Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Recent Accounting Pronouncement. In October 2016, the SEC adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies (“RIC”). In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the final rules will have on the Funds’ financial statements.

NOTE 3. FASB ASC TOPIC 820, “FAIR VALUE MEASUREMENT”

This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. Various inputs are used in determining the value of a Fund’s investments under FASB ASC Topic 820 guidance. The inputs are summarized into three broad categories:

Level 1 includes valuations based on quoted prices of identical securities in active markets, including valuations for securities listed on a national or foreign stock exchange or investments in mutual funds.

Level 2 includes valuations determined from significant direct or indirect observable inputs. Direct observable inputs include broker quotes, third party prices, closing prices of similar securities in active markets, closing prices for identical or similar securities in non-active markets or corporate action or reorganization entitlement values. Indirect significant observable inputs include factors such as interest rates, yield curves, prepayment speeds or credit ratings. Level 2 includes valuations for fixed income securities, broker quotes in active markets, securities subject to corporate actions or securities valued at amortized cost

Level 3 includes valuations determined from significant unobservable inputs including the Adviser’s own assumptions in determining the fair value of the investment. Inputs used to determine the fair value of Level 3 securities include security specific inputs such as: credit quality, credit rating spreads, issuer news, trading characteristics, call features, maturity or anticipated cash flows; or industry specific inputs such as: trading activity of similar markets or securities, changes in the security’s underlying index or changes in comparable securities’ models. Level 3 valuations include securities that are priced based on single source broker quotes; securities where prices may be unavailable due to halted trading, restricted to resale due to market events, or newly issued; or investments for which reliable quotes are otherwise not available.

To assess the continuing appropriateness of security valuation, the Adviser regularly compares prior day prices with current day prices, transaction prices and alternative vendor prices. When the comparison results exceed pre-defined thresholds, the Adviser challenges the prices exceeding tolerance levels with the pricing service or broker. To verify Level 3 unobservable inputs, the Adviser uses a variety of techniques as appropriate to substantiate these valuation approaches including a regular review of key inputs and assumptions, transaction back-testing or disposition analysis and review of related market activity.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes each Fund’s investments in securities and other financial instruments (in thousands) as of December 31, 2016 by valuation level.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/PPM America Low Duration Bond Fund
Assets - Securities

JNL Investors Series Trust

Notes to Financial Statements

December 31, 2016

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
Non-U.S. Government Agency Asset-Backed Securities	—	275,523	—	275,523
Corporate Bonds And Notes	—	473,052	2,501	475,553
Government And Agency Obligations	—	115,257	—	115,257
Short Term Investments	73,900	—	—	73,900
	73,900	863,832	2,501	940,233
Assets - Investment in Other Financial Instruments[1]
Open Futures Contracts	68	—	—	68
	68	—	—	68
Liabilities - Investment in Other Financial Instruments[1]
Open Futures Contracts	(51)	—	—	(51)
	(51)	—	—	(51)
JNL Money Market Fund	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
Assets - Securities
Government And Agency Obligations	—	745,033	—	745,033
Short Term Investments	—	2,067,389	—	2,067,389
	—	2,812,422	—	2,812,422

1Investments in other financial instruments include futures contracts which are reflected at the unrealized appreciation/ (depreciation) on the instrument.

Significant changes in unobservable valuation inputs to a different amount might result in a significantly higher or lower fair value measurement than the one used in a security’s valuation. The Funds recognize transfers between levels as of the beginning of the period for financial reporting purposes. There were no significant transfers into or out of Level 1, 2 or 3 for the year. There were no significant Level 3 valuations for which significant unobservable valuation inputs were developed at December 31, 2016.

NOTE 4. SECURITIES INVESTMENTS, INVESTMENT RISKS AND REGULATORY MATTERS

Securities Lending and Securities Lending Collateral. JNL/PPM America Low Duration Bond Fund participates in an agency based securities lending program. Per the securities lending agreement, the securities lending agent is authorized to loan securities on behalf of the Fund to approved borrowers and is required to maintain collateral. The Fund receives either cash or non-cash collateral against the loaned securities in an amount equal to at least 100% of the market value of the loaned securities. Generally, cash and non-cash collateral received for the following types of securities on loan are as follows: U.S. equity – 102%; U.S. corporate fixed income – 102%; U.S. government fixed income – 102%; international equities – 105%; international corporate fixed income – 105%; sovereign fixed income – 102%; and asset backed investments – 102%. Collateral is maintained over the life of the loan as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The duration of each loan is determined by the agent and borrower and generally may be terminated at any time. Certain loans may be negotiated to mature on a specified date. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. The Fund may experience a delay in the recovery of its securities or incur a loss if the borrower breaches its agreement with the Fund or becomes insolvent. For cash collateral, the Fund receives income from the investment of cash collateral, in addition to lending fees and rebates negotiated with the borrower. The Fund bears the market risk with respect to the collateral investment and securities loaned. The Fund also bears the risk that the agent may default on its obligations to the Fund. Non-cash collateral which the Fund receives may include U.S., UK and certain Eurozone government securities; U.S. government agencies’ debt securities; and U.S. government-sponsored agencies’ debt securities and mortgage-backed securities. For non-cash collateral, the Fund receives lending fees negotiated with the borrower. The securities lending agent has agreed to indemnify the Fund with respect to the market risk related to the non-cash collateral investments.

State Street Bank and Trust Company (“State Street” or "Custodian") serves as custodian and securities lending agent to the Fund. The cash collateral is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market fund and a series of State Street Navigator Securities Lending Trust which is an open end management company registered under the 1940 Act. The Fund also bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a decline in value of the State Street Navigator Securities Lending Government Money Market Portfolio. There were no securities loaned at December 31, 2016.

Cash collateral received from the borrower is recorded in the Statement of Assets and Liabilities as payable for return of securities loaned. Investments acquired with such cash collateral are reported in a manner consistent with other portfolio investments held by the Fund as investment - at value on the Statement of Assets and Liabilities. The value of securities on loan is disclosed under footnote (d) on the Statement of Assets and Liabilities. Each Fund’s net exposure to a borrower is determined by the amount of any excess or shortfall in cash collateral received compared to the value of securities on loan. Funds may receive non-cash collateral in the form of securities received, which the Fund may not sell or re-pledge and accordingly are not reflected in the Statements of Assets and Liabilities.

U.S. Government Agencies or Government Sponsored Enterprises. The Funds may invest in U.S. government agencies or government sponsored enterprises. U.S. Government securities are obligations of, and in certain cases, guaranteed by, the U.S. government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (“U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest paying securities of similar maturities.

JNL Investors Series Trust

Notes to Financial Statements

December 31, 2016

Government-related guarantors (i.e., guarantors that are not backed by the full faith and credit of the U.S. government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers, which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

FNMA and FHMLC were placed into conservatorship by the Federal Housing Finance Agency (“FHFA”). As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and each enterprise’s assets. In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with FNMA and FHLMC. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received senior preferred stock in each enterprise and warrants to purchase each enterprise’s common stock. The U.S. Treasury created a new secured lending facility, which is available to FNMA and FHLMC as a liquidity backstop and created a temporary program to purchase mortgage-backed securities issued by FNMA and FHLMC. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.

Unregistered Securities. A Fund may own certain investment securities that are unregistered and thus restricted to resale. These securities may also be referred to as “private placements”. Unregistered securities may be “illiquid” because there is no readily available market for sale of the securities. Where future dispositions of the securities require registration under the 1933 Act, the Funds have the right to include those securities in such registration generally without cost to the Funds. The Funds have no right to require registration of unregistered securities.

Repurchase Agreements. Certain Funds may invest in repurchase agreements. In a repurchase agreement, a Fund receives debt securities (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the securities at an agreed upon price and date. The underlying securities used as collateral for repurchase agreements may be held in safekeeping by the Fund’s Custodian or designated sub-custodians under triparty repurchase agreements. Earnings on collateral and compensation to the seller are based on agreed upon rates between the seller and the Fund. Interest earned on repurchase agreements is recorded as interest income to the Fund. When a repurchase agreement is entered into, a Fund typically receives securities with a value that approximates or exceeds the repurchase price, including any accrued interest earned on the repurchase agreement. The value of such securities will be marked to market daily, and cash or additional securities will be exchanged between the parties with a frequency and in amounts prescribed in the repurchase agreement. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of such collateral may decline.

Delayed-Delivery Securities. JNL/PPM America Low Duration Bond Fund may purchase or sell securities on a delayed-delivery basis, including To Be Announced (“TBA”) or “To Be Acquired” securities. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. In TBA transactions, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying securities transactions. When delayed-delivery purchases are outstanding, the Fund is required to have sufficient cash and/or liquid securities to cover its commitments on these transactions. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights of ownership of the security, including the risk of price and yield fluctuations, and considers such fluctuations when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a realized gain or loss. When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains or losses with respect to the security. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. In connection with TBA transactions, the Fund may maintain a short position related to certain securities. In connection with these transactions, the Fund owns an equal amount of the securities or holds securities convertible (or exchangeable) into an equal amount of the securities, of the same issuer, as the position held short.

Mortgage-Backed Dollar and Treasury Roll Transactions. JNL/PPM America Low Duration Bond Fund may sell mortgage-backed or Treasury securities and simultaneously contract to repurchase securities at a future date at an agreed upon price. The Fund may only enter into covered rolls. A “covered roll” is a type of dollar or Treasury roll for which a Fund maintains offsetting positions in cash, U.S. Government securities, or other liquid assets which mature on or before the forward repurchase settlement date of the dollar or Treasury roll transaction. During the period between the sale and repurchase, a Fund foregoes interest and principal paid on the mortgage-backed or Treasury securities. A Fund is compensated by the interest earned on the cash proceeds of the initial sale and from negotiated fees paid by brokers offered as an inducement to the Fund to “roll over” its purchase commitments. A Fund may dispose of “covered roll” securities after they are entered into and close these positions before their maturity, which may result in a realized gain or loss.

Dollar or Treasury roll transactions involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of those securities which the Fund is obligated to purchase or that the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

In a mortgage-backed or Treasury securities roll transaction, if the repurchased security is determined to be similar, but not substantially the same, the transaction is accounted for as a purchase and sale. Any gains, losses and any income or fees earned are recorded to realized gain or loss. If the repurchased security is determined to be substantially the same, the transaction is accounted for as a secured borrowing, rather than as a purchase and sales transaction. Any income or fees earned are recorded to investment income and financing costs associated with the transaction are recorded to

JNL Investors Series Trust

Notes to Financial Statements

December 31, 2016

interest expense. For the year ended December 31, 2016, JNL/PPM America Low Duration Bond Fund did not transact in Treasury transactions characterized as secured borrowing transactions.

Market and Volatility Risk. In the normal course of business, the Funds trade financial instruments and enter into financial transactions where the risk of potential loss exists due to changes in the market (“market risk”). Additionally, prices of financial instruments may fluctuate over short periods or extended periods of time in response to company, market, economic or political news (“volatility risk”). Equity securities generally have more price volatility than fixed-income securities, and long term fixed-income securities normally have more price volatility than short term fixed-income securities. Certain Funds may invest in derivatives to hedge a Fund’s portfolio as well as for investment purposes which may increase volatility. Volatility may cause a Fund’s net asset value per share to experience significant appreciation or depreciation in value over short periods of time.

Concentration Risk. To the extent that the Funds focus on particular countries, regions, industries, sectors, issuers, types of investment or a limited number of securities from time to time, a Fund may be subject to greater risks of adverse economic, business or political developments in such areas of focus than a Fund that invests in a wider variety of countries, regions, industries, sectors or investments.

Interest Rate Risk. When interest rates increase, fixed-income securities generally will decline in value. A wide variety of factors can cause interest rates to rise such as central bank monetary policies, inflation rates and general economic conditions. Fixed-income securities with longer durations tend to be more sensitive to changes in interest rates than those with shorter durations.

Prepayment Risk. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date and that a Fund may have to reinvest the proceeds in an investment that may have a lower interest rate. In addition, prepayment rates are difficult to predict and the potential impact of prepayment on the price of a debt instrument depends on the terms of the instrument.

Credit and Counterparty Risk. In the normal course of business, the Funds trade financial instruments and enter into financial transactions where the risk of potential loss exists due to failure of the other party to a transaction to perform (“credit risk”). Bonds and other debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. Financial assets, which potentially expose the Funds to credit risk, consist principally of investments and cash due from counterparties (“counterparty risk”). The extent of the Funds’ exposure to credit and counterparty risks in respect to these financial assets is incorporated within their carrying value as recorded in the Funds’ Statements of Assets and Liabilities. For certain derivative contracts, the potential loss could exceed the value of the financial assets recorded in the financial statements.

Cybersecurity Risk. Cyber-attacks could disrupt daily operations related to trading and portfolio management. In addition, technology disruptions and cyber-attacks may impact the operations or securities prices of an issuer or a group of issuers, and thus may have an adverse impact on the value of a Fund’s investments. Cyber-attacks on a Fund’s sub-advisers and service providers could cause business failures or delays in daily processing and a Fund may not be able to issue a NAV per share. As a result, cyber-attacks could impact the performance of a Fund.

Money Market Fund Reform. In July 2014, the SEC voted to amend the rules under the 1940 Act applicable to money market funds which are intended to address perceived systemic risks associated with money market funds and to improve transparency for money market fund investors. The new rules require a floating NAV for institutional prime money market funds, along with the potential use of liquidity fees and redemption gates for all prime money market funds in times of market stress. The SEC also adopted additional diversification, stress-testing and disclosure measures for money market funds. Government money market funds, defined under the new rules as having 99.5% of total assets in cash, government securities, and/or repurchase agreements that are collateralized by cash or government securities are exempt from the new rules. Additionally, the Financial Stability Oversight Council (“FSOC”), a board of U.S. regulators established by the Dodd-Frank Act, had proposed certain recommendations for money market fund reform. The amendments had staggered compliance dates with a majority of these amendments requiring compliance on October 14, 2016, two years after the effective date for the amendments. JNL Money Market Fund converted to a government money market fund effective September 19, 2016.

NOTE 5. INVESTMENT TRANSACTION AGREEMENTS AND COLLATERAL

Under various agreements, certain investment transactions require collateral to be pledged to/from a Fund and a counterparty or segregated at the custodian and the collateral is managed pursuant to the terms of the agreement. U.S. Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of high quality or sovereign securities may be used. Securities held by a Fund that are used as collateral are identified as such within the Schedules of Investments.

Master Netting Agreements (“Master Agreements”). Certain Funds are subject to various Master Agreements, which govern the terms of certain transactions and mitigate the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of financial transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, potentially resulting in the need for multiple agreements with a single counterparty. A Fund may net exposure and collateralize multiple transaction types governed by the same Master Agreement with the same counterparty and may close out and net its total exposure to a counterparty in the event of a default and/or termination event with respect to all the transactions governed under a single agreement with a counterparty. Each Master Agreement defines whether the Fund is contractually able to net settle daily payments. Additionally, certain circumstances, such as laws of a particular jurisdiction or settlement of amounts due in different currencies, may prohibit or restrict the right of offset as defined in the Master Agreements.

Master Agreements also help limit credit and counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral) governed under the

JNL Investors Series Trust

Notes to Financial Statements

December 31, 2016

relevant master agreement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Agreement. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Funds’ Sub-Advisers attempt to limit counterparty risk by only entering into Master Agreements with counterparties which the Sub-Adviser believes to have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”). Master Repo Agreements govern repurchase, reverse repurchase and Treasury roll transactions between a Fund and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation and confirmation, income payments and transfer, events of default, termination, and maintenance of collateral. In the event of default, the total value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty. Securities purchased under repurchase agreements are reflected as an asset on a Fund’s Statement of Assets and Liabilities. The value of repurchase agreements and collateral pledged or received by a counterparty are disclosed in the Schedules of Investments. A Fund’s net exposure to the counterparty is determined by the amount of any excess or shortfall in collateral compared to the value of the repurchase agreement.

Customer Account Agreements. Customer Account Agreements and related addendums govern exchange traded derivative transactions such as futures contracts. Futures contracts require posting an amount of cash or cash equivalents equal to a certain percentage of the contract amount known as the “initial margin” as determined by each relevant clearing agency and is segregated at a Futures Commissions Merchant (“FCM”) which is registered with the Commodity Futures Trading Commission (“CFTC”) or the applicable regulator. The Fund receives from or pays to the FCM an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as the “variation margin”. In the event of default, counterparty risk is significantly reduced as creditors to the FCM do not have claim to the Fund’s assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk.

NOTE 6. FINANCIAL DERIVATIVE INSTRUMENTS

FASB ASC Topic 815, “Derivatives and Hedging”. This standard includes the requirement for enhanced qualitative disclosures about objectives and strategies for using derivative instruments and disclosures regarding credit related contingent features in derivative instruments; as well as quantitative disclosures in the semi-annual and annual financial statements about fair value, gains and losses, and volume of activity for derivative instruments. Information about these instruments is disclosed in the context of each instrument’s primary underlying risk exposure may be categorized as credit, equity price, interest rate and foreign currency exchange rate risk. The objectives, strategies and underlying risks for futures held by the JNL/PPM America Low Duration Bond Fund are discussed in the following paragraph.

Futures Contracts. JNL/PPM America Low Duration Bond Fund entered into futures contracts to obtain exposure to or hedge changes in interest rates and foreign currency rates and to replicate Treasury bond positions. A futures contract is a standardized contract obligating two parties to exchange a specified asset at an agreed upon price and date. Variation margin is recorded by the Fund until the contracts are terminated at which time realized gains and losses are recognized. Futures contracts involve to varying degrees, risk of loss in excess of the variation margin recorded by the Fund. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in value of the securities held by the Fund or the change in the value of an underlying entity and the prices of the futures contracts and the possibility the Fund may not be able to enter into a closing transaction because of an illiquid market. With futures, counterparty risk to the Fund is reduced since futures contracts are exchange traded and the exchange’s clearinghouse, acting as counterparty to all exchange traded futures, guarantees the futures contracts against default.

At December 31, 2016, variation margin related to futures contracts is reflected as receivable or payable for variation margin on derivative instruments in the Statement of Assets and Liabilities. None of the futures contracts held by the Fund are subject to master netting agreements or a similar agreement and are not eligible for offset in the Statement of Assets and Liabilities as of December 31, 2016. During the year ended December 31, 2016, realized gain loss and change in unrealized appreciation (depreciation) in exchange traded or centrally cleared derivative instruments is reflected for such investments in the Statement of Operations. Net exposure to the Fund for futures contracts is the variation margin receivable or payable in addition to any collateral pledged for the initial margin on the futures contracts. At December 31, 2016, the Fund had $180 (in thousands) cash pledged as collateral for futures contracts. The futures contracts outstanding as of December 31, 2016, as disclosed in the Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on exchange traded or centrally cleared derivative instruments during the year as disclosed in the Statement of Operations serve as indicators of the volume of activity for the Fund. For the year ended December 31, 2016, the average monthly notional value at purchase of futures in the Fund was $211,522 (in thousands).

NOTE 7. INVESTMENT ADVISORY FEES AND TRANSACTIONS WITH AFFILIATES

Advisory Fee. The Trust has an investment advisory and management agreement with JNAM, whereby JNAM provides investment management services. Each Fund pays JNAM an annual fee, accrued daily and paid monthly, based on a specified percentage of the average daily net assets of each Fund. A portion of this fee is paid by JNAM to the Sub-Advisers as compensation for their services. JNL/PPM America Low Duration Bond Fund is obligated to pay JNAM an annual rate of 0.45% for net assets up to $500 million and 0.40% for net assets over $500 million. JNL Money Market Fund is obligated to pay JNAM an annual rate of 0.20% for net assets up to $750 million and 0.18% for net assets over $750 million.

Administrative Fee. JNAM also serves as the “Administrator” to the Funds. JNL/PPM America Low Duration Bond Fund pays JNAM an Administrative Fee at an annual rate of 0.10% of average daily net assets under $3 billion and 0.09% of average daily net assets over $3 billion. The fee is accrued daily and paid monthly. JNAM provides or procures most of the necessary administrative functions and services for the operations of the JNL Money Market Fund at no additional cost. In accordance with the administration agreement, JNAM is responsible for payment of the following expenses: fund

JNL Investors Series Trust

Notes to Financial Statements

December 31, 2016

accounting, shareholder reporting, shareholder servicing, certain legal, insurance, custody (except overdraft and interest expense), audit, and tax fees. Additionally, JNAM provides transfer agency services.

Fee Waiver and Expense Reimbursements. Pursuant to a contractual expense limitation agreement, effective November 1, 2010 and restated on November 1, 2011, JNAM agreed to waive fees and reimburse expenses of the JNL Money Market Fund to the extent necessary to limit operating expenses of the Fund (excluding transaction costs, interest, taxes and dividend, and extraordinary expenses) to an annual rate as a percentage of average daily net assets equal to or less than the Fund’s net investment income for the year. JNAM may also voluntarily waive certain fees and reimburse expenses of the Fund. In addition, when the Fund receives income sufficient to pay a dividend, under the contractual expense limitation agreement JNAM may recapture previously waived fees and reimbursed expenses from the Fund for a period of three years following the reimbursement period. During the period ended December 31, 2016, there were no fees waived and there were no previously waived fees available for recapture.

Distribution Fees. JNL/PPM America Low Duration Bond Fund has adopted a Distribution Plan (the “Plan”) pursuant to the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Plan, the Fund will pay a distribution and/or service fee (“Rule 12b-1 fee”) to Jackson National Life Distributors LLC (“JNLD”), an affiliate of the Adviser, for the purpose of reimbursement of certain distribution, administrative, or related service expenses from the sale and distribution of the Fund’s Class A shares. To the extent consistent with existing law and the Plan, JNLD may use the Rule 12b-1 fees to reimburse or compensate broker-dealers, administrators or others for providing distribution, administrative or other services. Under the Plan, the Fund accrues the Rule 12b-1 fee daily, at the maximum annual rate of 0.20% of the average daily net assets attributable to Class A shares, and pays the fee monthly to JNLD. JNLD also is the principal underwriter of the variable insurance products issued by Jackson and its subsidiaries. Amounts charged pursuant to the Plan are reflected as 12b-1 fees (Class A) in the Fund’s Statement of Operations. Institutional Class shares of JNL Money Market Fund have no Rule 12b-1 Fees.

Deferred Compensation Plan. The Funds adopted a Deferred Compensation Plan whereby a disinterested Trustee may defer the receipt of all or a portion of their compensation. These deferred amounts, which remain as liabilities of the Funds, are treated as if invested and reinvested in shares of one or more funds at the discretion of the applicable Trustee. These amounts represent general, unsecured liabilities of the Funds and vary according to the total returns of the selected funds. Liabilities related to deferred balances are included in payable for trustee fees in the Statements of Assets and Liabilities. Increases or decreases related to the changes in value of deferred balances are included in trustee fees set forth in the Statements of Operations.

Investments in Affiliates. During the year ended December 31, 2016, JNL/PPM America Low Duration Bond Fund invested in a money market fund which is managed by the Adviser. The JNL Money Market Fund is offered as a cash management tool to the Funds and their affiliates and is not available for direct purchase by members of the public. The total value and cost of such affiliated investments is disclosed separately in the Statement of Assets and Liabilities, and the associated income and realized gain (loss) are disclosed separately in the Statement of Operations.

JNL/PPM America Low Duration Bond Fund’s investment in JNL Money Market Fund was $73,900 and $19,694 (in thousands) on December 31, 2016 and December 31, 2015, respectively. During the year ended December 31, 2016, dividend income received from this investment was $34 (in thousands) and there was no realized gain or loss relating to transactions in this investment.

NOTE 8. BORROWING ARRANGEMENTS

The Trust is party to a Syndicated Credit Agreement (“SCA”) with a group of lenders. The Funds participate in the SCA with other funds managed by JNAM (“Participating Funds”) in a credit facility which is available solely to finance shareholder redemptions or for other temporary or emergency purposes. Effective June 3, 2016, the Participating Funds may borrow up to the lesser of $600,000,000, the amount available under the facility; the limits set for borrowing by the Participating Funds’ prospectuses and the 1940 Act; or an amount prescribed within the SCA. Prior to June 3, 2016, the amount available under the facility was $450,000,000. The Participating Funds paid an up-front fee of $45,000 on June 3, 2016 for the increase in the SCA. Effective June 3, 2016, JNL/PPM America Floating Rate Income Fund, a Participating Fund managed by JNAM, has priority to utilize $150,000,000 of the SCA under an InterFund Allocation Agreement. The Participating Funds pay an annual fee of 0.15% of the available commitments. These fees are allocated 25% to the JNL/PPM America Floating Rate Income Fund, in accordance with the InterFund Allocation Agreement, and 75% to the other Participating Funds based on each fund’s net assets as a percentage of the Participating Funds’ total net assets. Prior to June 3, 2016, the Participating Funds paid an annual fee of 0.10% of the available commitments which was allocated to the Participating Funds based on each Participating Fund’s net assets as a percentage of the Participating Funds’ total net assets. During the year, the Participating Funds paid an annual administration fee to JPMorgan Chase Bank, N.A. which is allocated in the same manner as the commitment fee. The fees related to the SCA are included in other expenses in each Fund’s Statement of Operations. No amounts were borrowed under the facility during the year.

Pursuant to an Exemptive Order issued by the SEC, the Funds along with certain other funds advised by JNAM may participate in an InterFund Lending Program (“Program”). The Program provides an alternative credit facility allowing a Fund to borrow from, or lend money to, other participating affiliated funds. Any open loans at year end are included in Receivable for interfund lending or Payable for interfund lending, as appropriate, in the Fund’s Statement of Assets and Liabilities. No amounts were borrowed through the Program during the year.

NOTE 9. INCOME TAX MATTERS

Each Fund is a separate taxpayer for federal income tax purposes. The Funds may also fully or partially satisfy their distribution requirements by using consent dividends rather than cash dividends. Consent dividends are authorized by Jackson, and the distributions are treated as if they were paid in cash. Each Fund has the intent to continue to comply with tax provisions pertaining to RICs and make distributions of taxable income, whether by cash or consent dividends, sufficient to relieve it from substantially all federal income and excise taxes. Under current tax law, interest, dividends and capital gains paid by the Funds are not currently taxable to shareholders when left to accumulate within a variable annuity contract or variable life insurance policies.

JNL Investors Series Trust

Notes to Financial Statements

December 31, 2016

The following information is presented on an income tax basis (in thousands). Differences between amounts for financial statements and federal income tax purposes are primarily due to timing and character differences in recognizing certain gains and losses on investment transactions. Permanent differences between financial statement and federal income tax reporting are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. Permanent differences may include but are not limited to the following: expired capital loss carryforwards, paydown reclassifications, non-deductible offering costs and distribution adjustments. These reclassifications have no impact on net assets.

	Net Increase(Decrease)
	Undistributed Net Investment Income (Loss)($)	Accumulated Net Realized Gain (Loss)($)	Paid-in Capital($)
JNL/PPM America Low Duration Bond Fund	957	(957)	—
JNL Money Market Fund	(4)	4	—

At December 31, 2016, the following Funds had capital loss carryforwards (in thousands) available for U.S. federal income tax purposes to offset future net realized capital gains. Details of the capital loss carryforwards are listed in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates.

	Expiring Capital Loss Carryforwards		Capital Loss Carryforwards with No Expiration
	Year(s) of Expiration	Amount ($)	Short Term ($)	Long Term ($)	Total ($)
JNL/PPM America Low Duration Bond Fund	—	—	—	860	860
JNL Money Market Fund	—	—	3	—	3

At December 31, 2016, the following Fund had capital, currency and/or PFIC mark-to-market losses (in thousands) realized after October 31, 2016 (“Post-October losses”), which were deferred for tax purposes to the first day of the following fiscal year, January 1, 2017:

Amount($)
JNL/PPM America Low Duration Bond Fund	81

As of December 31, 2016, the cost of investments and the components of net unrealized appreciation (depreciation) (in thousands) were as follows:

	Tax Cost of Investments($)	Gross Unrealized Appreciation($)	Gross Unrealized Depreciation($)	Net Unrealized Appreciation (Depreciation)($)
JNL/PPM America Low Duration Bond Fund	942,097	1,612	(3,476)	(1,864)
JNL Money Market Fund	2,812,422	—	—	—

As of December 31, 2016, the components of distributable taxable earnings (in thousands) for U.S. federal income tax purposes were as follows:

	Undistributed Net Ordinary Income*($)	Undistributed Net Long-Term Capital Gain($)	Unrealized Gains (Losses)**($)	Capital Loss Carryforward($)
JNL/PPM America Low Duration Bond Fund	94	—	(1,954)	(860)
JNL Money Market Fund	15	—	(94)	(3)

*  Undistributed net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

** Unrealized gains (losses) are adjusted for open wash sale loss deferrals.

The tax character of distributions paid (in thousands) during the Funds' fiscal year ended December 31, 2016 was as follows:

	Net Ordinary Income*($)	Long-term Capital Gain($)
JNL/PPM America Low Duration Bond Fund	8,917	—
JNL Money Market Fund	8,877	—

* Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid (in thousands) during the Funds' fiscal year ended December 31, 2015 was as follows:

	Net Ordinary Income*($)	Long-term Capital Gain($)	Return of Capital($)
JNL/PPM America Low Duration Bond Fund	7,076	–	92
JNL Money Market Fund	1,431	–	–

* Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

JNL Investors Series Trust

Notes to Financial Statements

December 31, 2016

FASB ASC Topic 740 “Income Taxes” provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FASB ASC Topic 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing each Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold would result in the Funds recording a tax expense in the current year. FASB ASC Topic 740 requires that management evaluate the tax positions taken in returns for 2013, 2014, 2015 and 2016 which remain subject to examination by the Internal Revenue Service and certain other jurisdictions. Management completed an evaluation of the Funds’ tax positions and based on that evaluation, determined that no provision for federal income tax was required in the Funds’ financial statements during the year ended December 31, 2016.

NOTE 10. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements are issued and the following events occurred:

The investment advisory fee in the JNL Money Market Fund changed to an annual rate of 0.20% for net assets between $0 and $750 million, 0.18% for net assets between $750 million and $3 billion, 0.16% for net assets between $3 billion and $5 billion and 0.14% for net assets over $5 billion effective January 1, 2017.

Effective April 24, 2017, the JNL Money Market Fund’s name will change to JNL Government Money Market Fund.

No other events were noted that required adjustments to the financial statements or disclosure in the notes.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

JNL Investors Series Trust:

We have audited the accompanying statements of assets and liabilities of JNL/PPM America Low Duration Bond Fund and JNL Money Market Fund (the “Funds”) (series of JNL Investors Series Trust), including the schedules of investments, as of December 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for the each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian, transfer agents and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 2016, the results of their operations, changes in their net assets and the financial highlights for each of the years or periods indicated above, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Chicago, Illinois

February 24, 2017

JNL Investors Series Trust

Additional Disclosures (Unaudited)

December 31, 2016

Disclosure of Fund Expenses. Shareholders incur ongoing costs, which include costs for portfolio management, administrative services, Rule 12b-1 fees and other operating expenses. Operating expenses such as these are deducted from each Fund’s gross income and directly reduce the final investment return. These expenses are expressed as a percentage of the Fund’s average net assets; this percentage is known as the Fund’s expense ratio. The examples below use the expense ratio and are intended to help the investor understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

Expenses Using Actual Fund Return. This section provides information about the actual account values and actual expenses incurred by the Fund. Use the information in this section, together with the amount invested, to estimate the expenses paid over the period. Simply divide the account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses paid during this period.

Expenses Using Hypothetical 5% Return. This section provides information that can be used to compare each Fund’s costs with those of other mutual funds. It assumes that the Fund’s expense ratio for the period is unchanged and assumes an annual 5% return before expenses, which is not the Fund’s actual return. This example is useful in making comparisons because the SEC requires all mutual funds to make the 5% calculation.

		Expenses Using Actual Fund Return			Expenses Using Hypothetical 5% Return
	Annualized Expense Ratios(%)	Beginning Account Value 07/01/16($)	Ending Account Value 12/31/16($)	Expenses Paid During Period†($)	Beginning Account Value 07/01/16($)	Ending Account Value 12/31/16($)	Expenses Paid During Period†($)
JNL/PPM America Low Duration Bond Fund
Class A	0.74	1,000.00	999.20	3.72	1,000.00	1,021.42	3.76
JNL Money Market Fund
Institutional Class	0.19	1,000.00	1,001.20	0.96	1,000.00	1,024.18	0.97

† Expenses paid during the period are equal to the Fund's annualized net expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the most recent 6-month period).

Quarterly Portfolio Holdings. The file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. It is also available upon request from the registrant by calling the toll-free at 1-866-255-1935.

Proxy Voting Policies and Procedures and Proxy Voting Record. A description of the Policy of the Funds’ Adviser (and Sub-Advisers) used to vote proxies relating to the portfolio securities and information on how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016, are available (1) without charge, upon request by calling 1-800-392-2909; (2) on Jackson National Life Insurance Company's or Jackson National Life Insurance Company of New York's website at www.jackson.com; and (3) on the SEC’s website at www.sec.gov.

Trustees and Officers of JNL Investors Series Trust (“Trust”)

Name, Address, and (Age)	Position(s) Held with Trust (Length of Time Served)	Number of Portfolios in Fund Complex Overseen by Trustee
Interested Trustee
Mark D. Nerud (50) [1] 1 Corporate Way Lansing, MI 48951	Trustee 2 (1/2007 to present) President and Chief Executive Officer (12/2006 to present)	115

Principal Occupation(s) During Past 5 Years:

Chief Executive Officer of JNAM (1/2010 to present); President of JNAM (1/2007 to present); Managing Board Member of JNAM (5/2015 to present); President and Chief Executive Officer of Curian Series Trust (8/2014 to 2/2016); Managing Board Member of Curian Capital, LLC (1/2011 to 4/2015); Managing Board Member of Curian Clearing LLC (1/2011 to 4/2015); President and Chief Executive Officer of other investment companies advised by JNAM (12/2006 to present)

Other Directorships Held by Trustee During Past 5 Years: Trustee, Jackson Variable Series Trust (4/2015 to present)
Independent Trustees
Michael Bouchard (60) 1 Corporate Way Lansing, MI 48951	Trustee 2 (8/2000 to present)	115
Principal Occupation(s) During Past 5 Years: Sheriff, Oakland County, Michigan (1/1999 to present)
Other Directorships Held by Trustee During Past 5 Years: None
Ellen Carnahan (61) 1 Corporate Way Lansing, MI 48951	Trustee 2 (12/2013 to present)	115
Principal Occupation(s) During Past 5 Years: Principal, Machrie Enterprises LLC (venture capital firm) (7/2007 to present)

Other Directorships Held by Trustee During Past 5 Years:

Director, Paylocity (11/2016 to present); Director and Audit Committee Member, ENOVA International Inc. (5/2015 to present); Director (5/2003 to 6/2015), Governance Committee Member (5/2003 to 5/2013), Governance Committee Chair (5/2010 to 5/2013), Finance Committee Member (5/2003 to 5/2013), Audit Committee Member (5/2003 to 6/2015), Environmental Committee Member (5/2013 to 6/2015), Integrys Energy Group

William J. Crowley, Jr. (71) 1 Corporate Way Lansing, MI 48951	Chair of the Board 3 (1/2014 to present) Trustee 2 (1/2007 to present)	115
Principal Occupation(s) During Past 5 Years: Board Member of a corporate board (see below) (7/2009 to 7/2016)
Other Directorships Held by Trustee During Past 5 Years: Director (7/2009 to 7/2016), Alpha Natural Resources
Michelle Engler (58) 1 Corporate Way Lansing, MI 48951	Trustee 2 (8/2000 to present)	115
Principal Occupation(s) During Past 5 Years: Attorney (1983 to present)
Other Directorships Held by Trustee During Past 5 Years: None

Trustees and Officers of JNL Investors Series Trust (“Trust”)

Name, Address, and (Age)	Position(s) Held with Trust (Length of Time Served)	Number of Portfolios in Fund Complex Overseen by Trustee
John Gillespie (63) 1 Corporate Way Lansing, MI 48951	Trustee 2 (12/2013 to present)	115
Principal Occupation(s) During Past 5 Years: Entrepreneur-in-Residence, UCLA Office of Intellectual Property (2/2013 to present); Investor, Business Writer, and Advisor (10/2006 to present)
Other Directorships Held by Trustee During Past 5 Years: None
Richard McLellan (74) 1 Corporate Way Lansing, MI 48951	Trustee 2 (12/1994 to present)	115
Principal Occupation(s) During Past 5 Years: Attorney (1968 to present)
Other Directorships Held by Trustee During Past 5 Years: Director, ITC Holdings Corp. (11/2007 to 8/2012)
William R. Rybak (65) 1 Corporate Way Lansing, MI 48951	Trustee 2 (1/2007 to present)	115
Principal Occupation(s) During Past 5 Years: Retired private investor (5/2000 to present); Board Member of various corporate boards (see below) (2002 to present)

Other Directorships Held by Trustee During Past 5 Years:

Director (2010 to present), Board Chair (2/2016 to present), Audit Committee Chair (2012 to present), Christian Brothers Investment Services, Inc.; Trustee (10/2012 to present) and Chair Emeritus (5/2009 to present), Lewis University; Director (2002 to present) and Governance Committee Chair (2004 to present), each of the Calamos Mutual Funds and Closed-End Funds; Director (12/2003 to present), Audit Committee Chair (5/2013 to present), Business Risk Committee Chair (5/2009 to 5/2013), PrivateBancorp Inc.

Edward Wood (60) 1 Corporate Way Lansing, MI 48951	Trustee 2 (12/2013 to present)	115
Principal Occupation(s) During Past 5 Years: Chief Operating Officer, McDonnell Investment Management, LLC (8/2010 to 4/2015)
Other Directorships Held by Trustee During Past 5 Years: None
Patricia A. Woodworth (61) 1 Corporate Way Lansing, MI 48951	Trustee 2 (01/2007 to present)	115
Principal Occupation(S) During Past 5 Years: Vice President, Chief Financial Officer, and Chief Operating Officer, The J. Paul Getty Trust (philanthropic organization) (12/2007 to present)
Other Directorships Held by Trustee During Past 5 Years: None
[1] Mr. Nerud is an “interested person” of the Trust due to his position with JNAM, the Adviser.
[2] The interested Trustee and the independent Trustees are elected to serve for an indefinite term.

[3] The Board Chairperson may be reelected for a second three-year term. If the Board Chairperson has served two consecutive terms, he or she may not serve again as the Board Chairperson, unless at least one year has elapsed since the end of his or her second consecutive term as Board Chairperson.

Trustees and Officers of JNL Investors Series Trust (“Trust”)

Name, Address, and (Age)	Position(s) Held with Trust (Length of Time Served)
Officers
Emily J. Bennett (33) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (3/2016 to present)

Principal Occupation(s) During Past 5 Years:

Associate General Counsel of JNAM (3/2016 to present); Senior Attorney of JNAM (10/2013 to 3/2016); Attorney of JNAM (11/2011 to 10/2013); Assistant Secretary of other investment companies advised by the JNAM (3/2016 to present and 5/2012 to present); Assistant Secretary of Curian Series Trust (5/2012 to 2/2016)

Kelly L. Crosser (44) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (9/2007 to present)

Principal Occupation(s) During Past 5 Years:

Manager of Legal Regulatory Filings and Print of Jackson National Life Insurance Company (“Jackson”) (12/2013 to present); Senior Compliance Analyst of Jackson (4/2007 to 12/2013); Assistant Secretary of other investment companies advised by JNAM (8/2012 to present, 10/2011 to present, and 9/2007 to present); Assistant Secretary of Curian Series Trust (11/2010 to 2/2016)

Steven J. Fredricks (46) 1 Corporate Way Lansing, MI 48951	Chief Compliance Officer (1/2005 to present) Anti-Money Laundering Officer (12/2015 to present)

Principal Occupation(s) During Past 5 Years:

Chief Compliance Officer of JNAM (1/2005 to present); Senior Vice President of JNAM (2/2013 to present); Chief Compliance Officer of other investment companies advised by JNAM (8/2012 to present and 1/2005 to present); Anti-Money Laundering Officer of other investment companies advised by JNAM (12/2015 to present); Chief Compliance Officer of Curian Series Trust (10/2011 to 5/2012)

William Harding (42) 1 Corporate Way Lansing, MI 48951	Vice President (11/2012 to present)

Principal Occupation(s) During Past 5 Years:

Senior Vice President and Chief Investment Officer of JNAM (6/2014 to present); Vice President of the JNAM (10/2012 to 6/2014); Vice President of Curian Capital, LLC (2/2013 to 4/2015); Vice President of other investment companies advised by JNAM (5/2014 to present and 11/2012 to present); Vice President of Curian Series Trust (5/2014 to 2/2016); Head of Manager Research, Morningstar Associates (8/2011 to 10/2012)

Karen J. Huizenga (51) 1 Corporate Way Lansing, MI 48951	Assistant Treasurer (12/2008 to present)

Principal Occupation(s) During Past 5 Years:

Vice President – Financial Reporting of JNAM (7/2011 to present); Assistant Treasurer of other investment companies advised by JNAM (8/2012 to present, 10/2011 to present, and 12/2008 to present); Assistant Treasurer of Curian Series Trust (11/2010 to 2/2016)

Daniel W. Koors (46) 1 Corporate Way Lansing, MI 48951	Vice President (12/2006 to present) Treasurer and Chief Financial Officer (9/2016 to present)

Principal Occupation(s) During Past 5 Years:

Senior Vice President of the Adviser (01/2009 to present) and Chief Operating Officer of the Adviser (04/2011 to present); Chief Financial Officer of the Adviser (01/2007 to 04/2011); Treasurer and Chief Financial Officer (Principal Financial Officer) of other Investment Companies advised by Curian Capital, LLC (11/2010 to 02/2016); Vice President of other Investment Companies advised by the Adviser (12/2006 to present); Treasurer and Chief Financial Officer of other Investment Companies advised by the Adviser (12/2006 to 11/2011; 09/2016 to present)

Trustees and Officers of JNL Investors Series Trust (“Trust”)

Name, Address, and (Age)	Position(s) Held with Trust (Length of Time Served)
Kristen K. Leeman (41) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (6/2012 to present)

Principal Occupation(s) During Past 5 Years:

Regulatory Analyst of Jackson (2/2014 to present); Senior Paralegal of Jackson (3/2006 to 2/2014); Assistant Secretary of other investment companies advised by JNAM (8/2012 to present and 6/2012 to present)

Michael Piszczek (59) 1 Corporate Way Lansing, MI 48951	Vice President (11/2007 to present)

Principal Occupation(s) During Past 5 Years:

Vice President – Tax of JNAM (7/2011 to present); Vice President of other investment companies advised by JNAM (8/2012 to present, 10/2011 to present, and 11/2007 to present); Vice President of Curian Series Trust (11/2010 to 2/2016)

Susan S. Rhee (45) 1 Corporate Way Lansing, MI 48951	Vice President, Counsel, and Secretary (2/2004 to present)

Principal Occupation(s) During Past 5 Years:

Senior Vice President and General Counsel of JNAM (1/2010 to present); Secretary of JNAM (11/2000 to present); Vice President, Counsel (Chief Legal Officer), and Secretary of other investment companies advised by JNAM (8/2012 to present, 10/2011 to present, and 2/2004 to present); Vice President, Chief Legal Officer, and Secretary of Curian Series Trust (11/2010 to 2/2016)

The Statement of Additional Information includes additional information about Fund Trustees and may be obtained at no charge by calling 1-800-873-5654 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), by writing JNL Investors Series Trust, P.O. Box 30314, Lansing, Michigan 48951 or by visiting www.jackson.com.

Trustees and Officers of JNL Investors Series Trust (“Trust”)

The interested Trustee and the Officers of the Trust or the Adviser do not receive any compensation from the Trust for their services as Trustees or Officers. The following persons, who are Independent Trustees of the Trust, received from the Trust the compensation amounts indicated for the services as such for the 12-month period ended December 31, 2016:

Trustee	Aggregate Compensation from the Trust[1]	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust and Fund Complex [1]
Michael Bouchard	$6,460	$0	$0	$273,000 [3]
Ellen Carnahan	$6,318	$0	$0	$267,000 [4]
William J. Crowley, Jr. [2]	$7,690	$0	$0	$325,000 [5]
Michelle Engler	$6,081	$0	$0	$257,000
John Gillespie	$6,034	$0	$0	$255,000 [6]
Richard McLellan	$6,064	$0	$0	$256,250
William R. Rybak	$6,673	$0	$0	$282,000
Edward Wood	$6,318	$0	$0	$267,000 [7]
Patricia Woodworth	$5,886	$0	$0	$248,750 [8]

1 The fees paid to the Independent Trustees are paid for combined service on the Boards of the Trust, JNL Series Trust, JNL Variable Fund LLC, and JNL Strategic Income Fund LLC (the “Fund Complex”). The fees are allocated to the Fund Complex and affiliated investment companies on a pro-rata basis based on net assets. The total fees to all the Independent Trustees is $2,431,000.

2  Mr. Crowley is an ex-officio member of the Governance Committee and the Audit Committee. Therefore, he does not receive any compensation as a member of these Committees.

3 Amount includes $27,300 deferred by Mr. Bouchard.

4 Amount includes $133,500 deferred by Ms. Carnahan.

5 Amount includes $287,625 deferred by Mr. Crowley.

6 Amount includes $127,500 deferred by Mr. Gillespie.

7 Amount includes $66,750 deferred by Mr. Wood.

8 Amount includes $185,000 deferred by Ms. Woodworth.

JNL INVESTORS SERIES TRUST

(“TRUST”)

APPROVAL OF THE TRUST’S

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

The Board of Trustees of the Trust (“Board”) oversees the management of the Trust and its separate Funds (each a “Fund” and collectively the “Funds”) and, as required by law, determines annually whether to approve the Trust’s advisory agreement (“Advisory Agreement”) with Jackson National Asset Management, LLC (“JNAM”) and each Fund’s Sub-Adviser(s) (“Sub-Advisory Agreements” and, collectively with the Advisory Agreement, the “Agreements”).

At meetings on June 1-3, 2016 and August 29-31, 2016, the Board, including all of the trustees, who are not considered interested persons of the Funds (as defined in the Investment Company Act of 1940, as amended) (“Independent Trustees”) considered information relating to the continuation of these Agreements. In advance of the meetings, independent legal counsel for the Independent Trustees requested that certain information be provided to the Board relating to the Agreements. The Board received, and had the opportunity to review, this and other materials, ask questions and request further information in connection with its consideration. At the conclusion of the Board’s discussions, the Board approved the Agreements through September 30, 2017.

In reviewing the Agreements and considering the information, the Board was advised by outside independent legal counsel. The Board considered the factors it deemed relevant, including: (1) the nature, quality and extent of the services provided, (2) the investment performance of each Fund, (3) cost of services of each Fund, (4) profitability data, (5) whether economies of scale may be realized and shared, in some measure, with investors as each Fund grows, and (6) other benefits that may accrue to JNAM or each Sub-Adviser through its relationship with the Trust. In its deliberations, the Board, in exercising its business judgment did not identify any single factor that alone was responsible for the Board’s decision to approve the Agreements.

Before approving the Agreements, the Independent Trustees met in executive session with their independent legal counsel to consider the materials provided by JNAM and the terms of the Agreements. Based on its evaluation of those materials, the Board, including the interested and Independent Trustees, concluded that the Agreements are in the best interests of the shareholders of each applicable Fund. In reaching its conclusions, the Board considered numerous factors, including the following:

Nature, Quality and Extent of Services

The Board examined the nature, quality and extent of the services provided by JNAM and the Sub-Advisers.

For each Fund, the Board considered the services provided by JNAM, including but not limited to the oversight of the Sub-Advisers pursuant to the “Manager of Managers” exemption, as well as the provision of recordkeeping and compliance services to the Funds. The Board also took into account that JNAM monitors the performance of the various organizations that provide services to the Funds, including the Funds’ distributor, transfer agent, and custodian. With respect to JNAM’s oversight of the Sub-Advisers, the Board noted that JNAM is responsible for screening and recommending new sub-advisers when appropriate, as well as monitoring and reporting to the Board on the performance and operations of the existing Sub-Advisers. The Board also considered the investment sub-advisory services provided by each Sub-Adviser. The Board noted JNAM’s evaluation of the Sub-Advisers, as well as JNAM’s recommendations, based on its review of the Sub-Advisers, to approve the Sub-Advisory Agreements. The Board also considered the various business-related risks JNAM faces as a result of managing the Funds, including entrepreneurial, legal and litigation risks, some of which may be significant.

The Board reviewed the qualifications, backgrounds and responsibilities of JNAM’s senior management that are responsible for oversight of the Funds and each Sub-Adviser, and also reviewed the qualifications, backgrounds and responsibilities of the Sub-Advisers’ portfolio managers who are responsible for the day-to-day management of each Fund. The Board reviewed information pertaining to JNAM’s and each Sub-Adviser’s organizational structure, senior management, financial stability, investment operations, and other relevant information pertaining to both JNAM and each Sub-Adviser. The Board considered compliance reports about JNAM and the Sub-Advisers from the Funds’ Chief Compliance Officer.

Based on the foregoing, the Board concluded that (i) each Fund is likely to continue to benefit from the nature, extent and quality of the services provided by JNAM under the Advisory Agreement and (ii) each Fund is likely to continue to benefit from the nature, extent and quality of the services provided by each Sub-Adviser under the applicable Sub-Advisory Agreement.

Investment Performance of the Funds

The Board considered the performance of each Fund as described in quarterly reports prepared by JNAM. The Board noted that JNAM reviews with the Board on a quarterly basis detailed information about each Fund’s performance results and investment strategies. The Board also considered the performance of each Fund, including how the Fund performed versus the average performance of a group of comparable funds (“peer group”) selected by an independent data service and how the Fund performed versus its primary benchmark index (“benchmark”). The Board further considered that comparison to peer groups provides a helpful way to measure the Funds’ performance, but noted that peer group universes are constantly evolving, and as such, the universes of comparable funds in the Funds’ peer groups may change from time to time. The performance reviewed by the Board was for periods ended on December 31, 2015 (unless otherwise noted). When available, the Board considered one-, three-, five-, and ten-year performance.

JNL Money Market Fund. The Board considered that the Fund outperformed its benchmark for the one- and ten-year periods and performed the same as its benchmark for the three-year period, though it underperformed its benchmark for the five-year period. The Board further considered that JNAM may waive a portion of its advisory fee to maintain a positive yield for the Fund. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/PPM America Low Duration Bond Fund. The Board considered that the Fund outperformed its peer group for the one-year period, though it underperformed its benchmark. The Board concluded that it would be in the best interests of the Fund and its shareholders to approve the Agreements.

Costs of Services

The Board reviewed the fees paid to JNAM and each Fund’s Sub-Adviser. For each Fund, the Board reviewed fee and expense information as compared to that of comparable funds managed by other advisers, as well as fees charged by each Sub-Adviser to similar clients, if any. The Board also noted that JNAM does not manage any institutional accounts with which the Funds’ fees could be compared. Using information provided by an independent data service, the Board evaluated each Fund’s advisory fees compared to the average advisory fees for other funds similar in size, character and investment strategy (the “peer group”). The Board noted that comparison to peer groups provides a helpful way to evaluate the Funds’ fees, but took into account that peer group universes are constantly evolving, and as such, the universe of comparable funds in the Funds’ peer group may change from time to time. While the Board also considered each Fund’s sub-advisory fee and compared that to the average sub-advisory fee of the peer group, the Board noted that each Fund’s sub-advisory fee is paid by JNAM (not the Fund) and, therefore, is neither a direct shareholder expense nor a direct influence on a Fund’s total expense ratio.

Further detail considered by the Board regarding the advisory and sub-advisory fees of each Fund is set forth below:

JNL Money Market Fund. The Board considered that the Fund’s sub-advisory fee is lower than the peer group average (though its advisory fee is higher). The Board also noted that the Fund’s total expense ratio is equal to the peer group average. The Board further considered that JNAM may waive a portion of its advisory fee to maintain a positive yield for the Fund. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/PPM America Low Duration Bond Fund. The Board considered that the Fund’s advisory and sub-advisory fees and total expense ratio are lower than the respective peer group averages. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

Economies of Scale

The Board considered whether each Fund’s advisory fee reflects the potential for economies of scale for the benefit of Fund shareholders. Based on information provided by JNAM, the Board noted that the fee arrangement for each Fund contains breakpoints that decrease the fee rate as assets increase. The Board concluded that the advisory fees in some measure share economies of scale with shareholders. The Board also considered that economies of scale can be shared with the Funds in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment.

Other Benefits to JNAM and the Sub-Advisers

In evaluating the benefits that may accrue to JNAM through its relationship with the Funds, the Board noted that JNAM and certain of its affiliates serve the Funds in various capacities, including as adviser, administrator, transfer agent and distributor, and receive compensation from the Funds in connection with providing services to the Funds. The Board noted that each service provided to the Funds by JNAM or one of its affiliates is provided pursuant to a written agreement, which the Board evaluates periodically as required by law. The Board also noted that a Sub-Adviser may from time to time pay for portions of meetings organized by the Funds’ distributor to educate wholesalers about the Fund that each Sub-Adviser manages. The Board considered JNAM’s assertion that those meetings do not yield a profit to the Funds’ distributor, that Sub-Advisers are not required to participate in the meetings and that recommendations to hire or fire Sub-Advisers are not influenced by a Sub-Adviser’s willingness to participate in the meetings. In addition, the Board considered that certain affiliates of the Sub-Advisers participate in the sale of funds or insurance contracts and are compensated by the Funds’ distributor for its activities, in addition to payments for marketing and conferences. Lastly, the Board noted that certain affiliates of JNAM may receive benefits under the federal income tax laws with respect to tax deductions and credits.

In evaluating the benefits that may accrue to the Sub-Advisers through their relationship with the Fund(s), the Board noted that each Sub-Adviser may receive indirect benefits in the form of soft dollar arrangements for portfolio securities trades placed with the Funds’ assets and may also develop additional investment advisory business with JNAM, the Funds or other clients of the sub-adviser as a result of its relationship with the Fund(s).

JNL Investors Series Trust

One Corporate Way

Lansing, MI 48951

CMV8381 01/17

Item 2.  Code of Ethics.

As of the end of the period covered by this report, the registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There were no substantive amendments or any waivers to this code of ethics during the period covered by this report.  A copy of this code of ethics is filed as exhibit 12(a)(1) to this Form N-CSR.

Item 3.  Audit Committee Financial Expert.

The registrant has named William R. Rybak as an Audit Committee financial expert serving on its Audit Committee.  William R. Rybak is not an “interested person” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940, as amended, and is considered “independent” for purposes of this Item.

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated as an “audit committee financial expert.”  Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation.  Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Trustees.

Item 4.  Principal Accountant Fees and Services.

(a)-(d)

In accordance with the terms of the Trust’s Amended and Restated Administration Agreement dated December 15, 2006, for the JNL Money Market Fund, JNAM, the Fund’s administrator, was responsible for the payment of all expenses associated with the annual audit and other required services of the independent registered public accounting firm, and all expenses associated with the preparation and filing of the tax returns.

KPMG LLP (“KPMG”) was appointed by the Board of Trustees as the independent registered public accounting firm of the registrant for the fiscal years ended December 31, 2015 and December 31, 2016.  The following table sets forth aggregate fees billed by KPMG for the respective period for professional services rendered to the registrant.

Fees for Services Rendered to the Registrant by KPMG

Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
2015	52,769	$0	$12,702	$0
2016	$27,997	$0	$0	$0

The above Tax Fees for 2015 and 2016 are the aggregate fees billed for professional services by KPMG to the registrant for tax compliance, tax advice, and tax return review.

Fees for Services Rendered to Adviser Entities by KPMG

The following table sets forth the amount of fees that were billed by KPMG for the respective period to any entity controlling, controlled by, or under common control with the investment adviser that provided ongoing services to the registrant (“Adviser Entities”) that were directly related to the registrant’s operations and financial reporting.

Fiscal Year	Audit-Related Fees	Tax Fees	All Other Fees
2015	$140,795	$17,000	$0
2016	$147,321	$17,000	$0

The above Audit-Related Fees are the aggregate fees billed to Adviser Entities for the performance of an attestation on the suitability of design and operating effectiveness of control pursuant to Statement on Standards for Attestation Engagements No. 16 of the registrant’s adviser and administrator and an audit of a non-registered affiliated investment company.

The above Tax Fees for 2015 and 2016 are the aggregate fees billed for professional services by KPMG to Adviser Entities for tax compliance, tax advice, and tax return review.

(e)(1) The Audit Committee is authorized to pre-approve non-audit services provided by the registrant’s auditors, if they find it appropriate in light of their fiduciary duties and in the exercise of their good faith business judgment and compatible with the auditors’ independence.  The Chairman of the Audit Committee is authorized to approve audit and non-audit services for newly established Funds of the registrant on the same terms as the full Audit Committee previously had approved for the then existing Funds.

(e)(2) 0%

(f) Not applicable.

(g) As detailed in the tables above, the aggregate fees billed for all non-audit fees to the registrant and Adviser Entities for the fiscal year ended December 31, 2015, was $170,497.  As detailed in the tables above, the aggregate fees billed for all non-audit fees to the registrant and Adviser Entities for the fiscal year ended December 31, 2016 was $164,321.

(h) For the fiscal years ended December 31, 2015 and December 31, 2016, the Audit Committee of the registrant’s Board of Trustees considered the provision of non-audit services that were rendered to the Adviser Entities that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, and concluded that such services were compatible with maintaining KPMG’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Investments.

(a)  Included as a part of the report to shareholders filed under Item 1.

(b)  Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

No material changes have been made.

Item 11.  Controls and Procedures.

(a)                                 The registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, is recorded, processed, summarized, and reported within the periods specified in the rules and forms of the U.S. Securities and Exchange Commission.  Such information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within ninety (90) days prior to the filing date of this report on Form N-CSR, the registrant had carried out an evaluation, under the supervision and with the participation of the registrant’s management, including the registrant’s principal executive officer and the registrant’s principal financial officer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures.  Based on such evaluation, the registrant’s principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures are effective.

(b)                                 There have been no significant changes in the registrant’s internal controls over financial reporting during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal controls over financial reporting.  There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this report on Form N-CSR.

Item 12.  Exhibits.

(a)	(1) Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (as defined in Item 2(b) of Form N-CSR) is attached hereto.
(2) The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.
(3) Not applicable.

(b)	The certification required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JNL Investors Series Trust

By:	/s/ Mark D. Nerud
Mark D. Nerud
Principal Executive Officer

Date:	March 7, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark D. Nerud
Mark D. Nerud
Principal Executive Officer

Date:	March 7, 2017

By:	/s/ Daniel W. Koors
Daniel W. Koors
Principal Financial Officer

Date:	March 7, 2017

EXHIBIT LIST

Exhibit 12(a)(1)	Registrant’s Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

Exhibit 12(a)(2)	Certification of the Principal Executive Officer required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

Certification of the Principal Financial Officer required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

Exhibit 12(b)	Certification required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended.